UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Cantor Select Portfolios Trust

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Cantor Fitzgerald Large Cap Focused Fund
110 E. 59th Street
New York, NY 10022
Tel 833-764-2266

August 25, 2025

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Cantor Fitzgerald Large Cap Focused Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”).

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and the Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

At meetings of the Board of Trustees of the Trust held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Agreements, and recommended that shareholders approve the New Agreements. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”) and an interim sub-advisory agreement with the Sub-Adviser (the “Interim Sub-Advisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”), which will become effective on the Effective Date if the New Agreements have not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser.

Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect.

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Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser and Sub-Adviser can continue to provide uninterrupted service as the adviser and sub-adviser, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to Smith Group as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Smith Group under the New Agreements will be the same as that payable to the Adviser and Smith Group under the Prior Agreements. The New Agreements are substantially similar in all material respects to the Prior Agreements, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Agreements.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to www.proxyvote.com. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call 800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 855-206-1065.

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 855-206-1065.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ William Ferri
William Ferri
Trustee and Chairman
Cantor Select Portfolios Trust

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Cantor Fitzgerald Large Cap Focused Fund
110 E. 59th Street
New York, NY 10022
Tel 833-764-2266

NOTICE OF SPECIAL MEETING

August 25, 2025

Cantor Fitzgerald Large Cap Focused Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on November 24, 2025 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022 for the following purposes:

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 31, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ William Ferri
William Ferri
Trustee and Chairman

New York, New York
August 25, 2025

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

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Cantor Fitzgerald Large Cap Focused Fund
110 E. 59th Street
New York, NY 10022
Tel 833-764-2266

PROXY STATEMENT

Special Meeting of Shareholders to be held on November 24, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, the Cantor Fitzgerald Large Cap Focused Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on November 24, 2025 at 11:00 a.m. Eastern time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of the proposals. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is August 25, 2025 . Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on November 24, 2025: This Proxy Statement is available at www.proxyvote.com.

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GENERAL OVERVIEW

This Proxy Statement presents two Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and

2.	To approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

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PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

Introduction

The Board is recommending the approval of the New Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. See “The Interim Management Agreement” below.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

Information about the Adviser

The Adviser located at 110 E. 59th Street, New York, NY 10022 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

Under the general supervision of the Fund’s Board, the Advisor manages the investment portfolio and business affairs of the Funds. In addition, the Adviser supervises and provides oversight of the Fund’s service providers, including the Sub-Adviser. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio.

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The Prior Management Agreement, dated April 8, 2022, was approved by the Fund’s initial shareholder on September 19, 2022.

The names, titles, and principal occupations of the officers, directors, and general partners of the Adviser are set forth below. The business address for each person listed below is 110 E. 59th Street, New York, NY 10022.

Name	Title	Principal Occupation
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Executive Vice President	Sr. Consultant
Herbert Morgan	Senior Managing Director	Portfolio Manager of Cantor Managed ETF Portfolios
John Bruce	Senior Managing Director	Portfolio Manager of Cantor Equity Dividend Portfolio
Walter Karle	Chief Compliance Officer	Compliance

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the New Management Agreement. The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial one-year period and, like the Prior Management Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement, like the Prior Management Agreement, may be terminated at any time on at least 60 days’

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prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement, like the Prior Management Agreement, at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement, like the Prior Management Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion of the Fund’s daily net assets. The following table describes the advisory fees accrued and the fees waived or recouped by the Adviser pursuant to an expense limitation agreement during the fiscal years ended September 30, 2024, and 2023.

Fiscal Year	Advisory Fees Paid	Fee Waiver/Expense Reimbursement
2024	$2,506,088	($65,747)
2023	$1,876,834	($456,412)

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement. The Trust will not execute the New Management Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Management Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser provided, materials relating to the Transaction and the Adviser in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons”

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(as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Adviser under the New Management Agreement. The Trustees reviewed the services provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund underperformed the peer group average, category average, and the primary benchmark for the one-year period. The Trustees noted that the Adviser believed that the underperformance was attributable to the underweight of the Fund in mega-cap technology holdings compared to the peer group, category, and benchmark. The Trustees also considered the Adviser’s role in supervising the investment activity of the Sub-Adviser. The Trustees also noted that the Adviser has historically acted as a “manager of managers”. The Trustees concluded that based on the Fund’s investment strategy and the Adviser’s presentation, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s proposed management fee. They compared the Fund’s proposed management fee to the Fund’s peer group and category, as presented by the Adviser. The Trustees noted that the management fee for the Fund is lower than the peer group average and lower than the Morningstar category average. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were not unreasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides under the New Management Agreement, including the Adviser’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. The Trustees discussed the profitability level of the Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees noted that the Fund is expected to benefit from economies of scale over the next 12 months as adviser fees are expected to scale to lower tier expense ratio over the next 12-24 months. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

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Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. At least 75% of the Board are not “interested persons”, and the Board will use reasonable best efforts not to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser or any other fees payable to the Adviser or interested person of the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser. If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion of the Fund’s daily net assets.

8

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *          *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

*          *          *

9

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CANTOR FITZGERALD INVESTMENT ADVISORS, L.P. AND SMITH GROUP ASSET MANAGEMENT, LLC

Introduction

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund between the Adviser and Smith Group.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Sub-Advisory Agreement, and recommended that shareholders approve the New Sub-Advisory Agreement. At the same meeting, the Board of Trustees approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which will become effective on the Effective Date if the New Sub-Advisory Agreement has not yet been approved by shareholders. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser. See “The Interim Sub-Advisory Agreement” below.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Smith Group can continue to provide uninterrupted service as sub-adviser to the Fund. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement. Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about the Sub-Adviser

The Sub-Adviser is registered as an investment advisor under the Advisers Act. The Sub-Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

The Sub-Adviser provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Sub-Adviser has no current plans to change the manner in which investments are selected for

10

the Fund’s portfolio. Smith Group has served as the Fund’s sub-adviser since the Fund commenced operations. The Prior Sub-Advisory Agreement, dated April 8, 2022, was approved by the Fund’s shareholders on September 19, 2022.

The names, titles, and principal occupations of the officers, directors, and general partners of Smith Group are set forth below. The business address for each person listed below is 100 Crescent Court, Suite 1150, Dallas, TX 75201.

Name	Title	Principal Occupation
Stephen Smith	Chief Executive Officer	Executive
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Senior Vice President	Sr. Consultant
Walter Karle	Chief Compliance Officer	Compliance

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Smith Group since the beginning of the Fund’s most recently completed fiscal year.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment B to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board considered and approved the New Sub-Advisory Agreement. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by Smith Group, as well as the costs of such services and the profits to be realized by Smith Group in providing such services. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date. Under the New Sub-Advisory Agreement, Smith Group will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by Smith Group under the New Sub-Advisory Agreement are the same as the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial one-year period and, like the Prior Sub-Advisory Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, may be terminated at any time on at least 60 days’ prior written notice to Smith Group, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Smith Group, and subject to certain termination conditions as agreed to between the Adviser and Smith Group. Smith Group may terminate the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, at any time, without the payment of any penalty, on at least 60 days’

11

prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. During the fiscal years ended September, 2024 and 2023, Smith Group received $770,660 and $574,609, respectively, in sub-advisory fees from the Adviser.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that Smith Group is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Smith Group’ part in the performance of, or from reckless disregard by Smith Group of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Smith Group is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement. The Trust will not execute the New Sub-Advisory Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Sub-Advisory Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and Smith Group. The Board, including the Independent Trustees, also discussed and approved the Interim Sub-Advisory Agreement for the Fund in order for Smith Group to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Smith Group provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Smith Group. The Board noted that the services provided under the New Sub-Advisory Agreement will be identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Smith Group confirmed that under the New Sub-Advisory Agreement that it anticipated that there would be no diminution in services provided by Smith Group to the Fund or changes in the fee payable by the Adviser to Smith Group as a result of the Transaction.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Smith Group; (2) the investment performance of the Fund and Smith Group; (3) the costs of the services to be provided and profits to be realized by Smith Group and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Smith Group’ practices regarding brokerage and portfolio transactions; and (6) Smith Group’ practices regarding possible conflicts of interest.

12

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of Smith Asset under the New Sub-Advisory Agreement. The Trustees evaluated since inception Smith Asset’s staffing, personnel, and methods of operating; the education and experience of Smith Asset’s personnel; compliance program; research and recommendations with respect to portfolio securities; procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; and financial condition. After reviewing the foregoing information and further information in the memorandum from Smith Asset (e.g., descriptions of Smith Asset’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by Smith Asset were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund underperformed the peer group average, category average, and the primary benchmark for the one-year period. The Trustees noted that the Adviser believed that the underperformance was attributable to the underweight of the Fund in mega-cap technology holdings compared to the peer group, category, and benchmark. The Trustees concluded that based on the Fund’s investment strategy and Smith Asset’s presentation, Smith Asset had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the New Sub-Advisory Agreement. The Trustees noted that there were few comparable accounts managed by Smith Asset against which to compare the sub-advisory fee proposed for the Fund, but the Trustees noted the advisory fee comparison presented by the Adviser. The Trustees noted that the fee charged by Smith Asset for the Fund is the lowest fee rate for any mutual fund, pooled investment vehicle, or private account managed by Smith Asset in the same or similar strategy for that Fund. Following this discussion, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Smith Asset were not unreasonable in relation to the nature and quality of the services provided by Smith Asset and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered Smith Asset’s profitability in connection with its management of the Fund. The Trustees also took into account the services Smith Asset provides under the New Sub-Advisory Agreement, including Smith Asset’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by Smith Asset regarding its financial condition. The Trustees discussed the profitability level of Smith Asset, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether Smith Asset would realize economies of scale with respect to its management of the Fund. The Board considered the extent to which economies of scale would be realized as the Fund grow and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of the Fund’s investors. The Board noted that breakpoints may be an appropriate way for Smith Asset to share its economies of scale if the Fund experiences substantial asset growth; however, the Board recognized that the Fund may take some time to reach an asset level where Smith Asset could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from Smith Group as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the

13

completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Sub-Adviser. At least 75% of the Board are not “interested persons”, and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement, and there is no intention to increase the management fee payable to the Sub-Adviser or any other fees payable to the Sub-Adviser or interested person of the Sub-Adviser during the two-year period after the Effective Date.

The Interim Sub-Advisory Agreement

If shareholders have not yet approved the New Sub-Advisory Agreement by the Effective Date, the Adviser and Smith Group plan to enter into the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement. Prior to the approval of the Interim Sub-Advisory Agreement, Smith Group served as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

The terms of the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. During the Board meetings, Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by Smith Group under the Interim Sub-Advisory Agreement are identical to the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions that state that the fee payable by the Adviser to Smith Group will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the effective date of the Interim Sub-Advisory Agreement or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days’ written notice to Smith Group. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Smith Group will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.20% of the Fund’s daily net assets.

14

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *          *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

*          *          *

15

VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. Shareholders of all classes of the Fund will vote together on each Proposal. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the date of the original meeting. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

“Broker non-votes” and abstentions will not be counted for purposes of determining the presence of a quorum or for any other purpose. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes. Therefore, if a beneficial owner does not give instructions to their broker, that person’s shares will not be considered present at the meeting for quorum or any other purpose.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393. The Fund does not hold annual meetings of shareholders.

16

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge Financial Solutions, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $182,349.

*          *          *

ADDITIONAL INFORMATION

Voting Securities

The Fund is an open-end management investment company. As of July 31, 2025, the Record Date, there were 41,258,795.349 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date. Shareholders have no appraisal or dissenters’ rights.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.

Institutional Class Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	4,767,734.8190	29.23%
UBS FINANCIAL SERVICES INC. FBO/UBS WM USA OMNI ACCOUNT M/F* 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,386,844.6980	20.76%
LPL FINANCIAL/A/C 1000-0005* 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,138,556.7340	13.11%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	2,093,407.1500	12.83%
PERSHING LLC* P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	1,599,769.2330	9.81%

17

Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS* 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	8,393,984.6420	33.74%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	1,728,932.5120	6.95%

Class R6 Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS* 717 17TH STREET, SUITE 1300 DENVER, CO 80202-3304	49,794.1510	71.07%
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19,577.2140	27.94%

*	Owner of record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Cantor Fitzgerald Investment Advisors, L.P., located at 110 E. 59th Street, New York, NY 10022. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor.

The Fund’s principal underwriter is Ultimus Fund Distributors, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Fund Service Providers

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement with the Fund.

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Payments to Affiliated Brokers

During the fiscal year ended September 30, 2024, the Fund paid $0 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 833-764-2266.

*          *          *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

*          *          *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

August 25, 2025

By Order of the Board of Trustees

/s/ William Ferri
William Ferri
Trustee and Chairman

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FORM OF

MANAGEMENT AGREEMENT

Dear CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.:

Cantor Select Portfolios Trust (the “Trust”) on behalf of each of its series listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”).

You have been selected to act as the sole investment manager of each Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with each Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of each Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of each Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited partnership and will make available, without expense to each Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your limited partnership or its affiliates will be paid by each Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by each Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund will be responsible for the payment of all operating expenses of each Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to each Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by each Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by each Fund in connection with the organization and initial registration of shares of each

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Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of each Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of each Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of each Fund’s shares that each Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which each Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you that each Fund is obligated to pay and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of each Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of each Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of each Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of each Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing each Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to each Fund and to accounts over which you exercise investment discretion. Each Fund and you understand and acknowledge that, although the information may be useful to each Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of each Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) each Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from each Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of each Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

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Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of each Fund, you will act solely as investment counsel for such client and not in any way on behalf of each Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of each Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to each Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

a.          The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of each Fund Registration Statement except for information supplied by the Adviser for inclusion therein. In no event shall the Adviser be liable for any special, consequential or punitive damages.

b.          To the fullest extent permitted by law, each Fund shall, subject to Section 9(d) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Adviser as an indemnitee (as defined herein) (each such person, including the Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to each Fund, or the past or present performance of services to each Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

c.          Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by each Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to each Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(b) of this

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Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) each Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of each Fund who are not “interested persons” (as that term is defined in the Act) of each Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d.          As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 9(b) of this Agreement if (i) approved as in the best interests of each Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of each Fund and that the indemnitee is not liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to each Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e.          Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9 it shall be a defense that, and in any suit in the name of each Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 each Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on each Fund (or on any shareholder acting derivatively or otherwise on behalf of each Fund or its shareholders).

f.          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of each Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g.          The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 9 shall affect the power of each Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee. This Section 9 shall survive the termination of the Agreement.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and shall continue in effect with respect to each Fund for a period of one year. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to each Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of each Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the

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Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of each Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cantor Select Portfolios Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of each Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of each Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of each Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust, and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 110 E. 59th Street, New York, NY 10022.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of each Fund, as a result of disclosing each Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about each Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

CANTOR SELECT PORTFOLIOS TRUST

By:	/s/ William Ferri
Name: William Ferri
Date: [__], 2025

ACCEPTANCE:
The foregoing Agreement is hereby accepted.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:	/s/ Michael Millard
Name: Michael Millard
Title: Managing Director
Date: [__], 2025

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Exhibit A

Fund	Advisory Fee
Cantor Fitzgerald Equity Dividend Plus Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion
Cantor Fitzgerald Equity Opportunity Fund	0.80%
Cantor Fitzgerald High Income Fund	0.65%
Cantor Fitzgerald International Equity Fund	0.79%
Cantor Fitzgerald Large Cap Focused Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion

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FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made and entered into as of [__], 2025, by and between Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (“Advisor”) and Smith Group Asset Management, LLC, a Delaware limited liability company (“Sub-Advisor”), in relation to the funds listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Advisor acts as the investment advisor to each Fund, pursuant to that certain Management Agreement, dated [__], 2025, between the Advisor and the Trust with respect to each Fund (“Management Agreement”);

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust (“Trustees”), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to each Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the Act) of any such party (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.         Engagement and Obligations of Sub-Advisor. The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this agreement.

(a)        Services. The Sub-Advisor agrees to perform the following services (the “Services”):

(i)	subject to the general supervision of the Trustees and the Advisor, the Sub-Advisor shall, employing its discretion, manage the investment operations of the portion of each Fund’s portfolio allocated to the Sub-Advisor from time to time by the Advisor, which may range from 0% to 100% in the Advisor’s sole discretion (the “Allocated Assets”), and the composition of the portfolio of securities and investments (including cash) belonging to the Allocated Assets of each Fund, including the purchase, retention, and disposition thereof, in accordance with all applicable laws and regulations, any policies and procedures established by the Trust or the Advisor, and each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current prospectus and statement of additional information or any similar offering documents of each Fund (together, the “Prospectus”);

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(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor’s duty to seek “best execution” on behalf of each Fund, of portfolio securities of each Fund;

(iii)	vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that the Sub-Advisor deems, in good faith, to be in the best interest of each Fund and in accordance with the Sub-Advisor’s proxy voting policy. The Sub-Advisor agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement;

(iv)	provide the Advisor and each Fund with such records concerning the Sub-Advisor’s activities under this Agreement as the Advisor and the Trust may request from time to time or as otherwise required by applicable law; and

(v)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)       Expenses and Personnel. The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)       Books and Records. All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or each Fund under this Agreement shall be the property of the Advisor and/or each Fund and, upon reasonable request therefore, the Sub-Advisor shall surrender to the appropriate party such of the books and records so reasonably requested.

2.         Compensation of the Sub-Advisor. The Advisor will pay to the Sub-Advisor, and the Sub-Advisor will accept as full compensation an investment advisory fee (the “Fee”) based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto. The Fee shall be calculated as of the last business day of each month based upon the AUM, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a 30-day period at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. Neither Fund will pay a direct fee to the Sub-Advisor.

3.         Status of Investment Sub-Advisor. The services of the Sub-Advisor to the Advisor and each Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to each Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or each Fund in any way or otherwise be deemed an agent of the Advisor or each Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or each Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.          Permissible Interests. Trustees, agents, and stockholders of each Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or each Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or each Fund as a stockholder or otherwise.

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5.          Limits of Liability; Indemnification. The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents (“Advisor Parties”) against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor’s obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents (“Sub-Advisor Parties”) against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations and duties under this Agreement.

6.         Term. This Agreement shall remain in effect for an initial term of one year from the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days’ prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of each Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days’ prior written notice to the Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and each Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Management Agreement.

7.         Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the “SEC”) in connection with any investigation or inquiry relating to this Agreement or the Trust. If any party to this Agreement becomes legally compelled to disclose any confidential information of the other party or is served with any regulatory request, subpoena, discovery device, court order or other legal process seeking confidential information of the other party, the party being so compelled, prior to such disclosure and to the extent permitted by law, shall first provide the other party with prompt written notice of such disclosure obligation and cooperate, if requested, with the other party in its attempts to prevent such disclosure.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with each Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor, or the Trust. Notwithstanding any of the foregoing, the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor. Each party’s obligation to hold the Confidential Information

B-3

obtained from the other party in strict confidence as forth herein shall survive the performance in full or the termination of this Agreement for so long as such information remains confidential.

8.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of New York, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

10.       Representations and Warranties.

(a)        Representations and Warranties of the Sub-Advisor. The Sub-Advisor hereby represents and warrants to the Advisor and each Fund as follows: (i) the Sub-Advisor is a limited liability company duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)        Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited partnership duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

11.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

12.       Notice. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Advisor:
Cantor Fitzgerald Investment Advisors, L.P.
110 East 59th Street,
NY, NY 10022

If to the Sub-Advisor:
Smith Group Asset Management, LLC
100 Crescent Court
Suite 1150
Dallas, TX 75201

13.       Notice of Certain Changes in Sub-Advisor. The Sub-Advisor is hereby obligated to notify each Fund and Advisor if there is a material change in the Sub-Advisor’s equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time before such change takes place.

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14.       Miscellaneous.

(a)        The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the Act.

(b)        The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)        Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor or constituting the Advisor as an agent of the Sub-Advisor.

(d)        The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(e)        The Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of each Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(f)         This Agreement may be executed in counterparts, all of which together shall constitute one Agreement, binding on all the parties.

(g)        The undersigned each have the power, on behalf of their respective entities, to enter into, execute, and deliver this Agreement and to perform fully the party’s obligations under this Agreement. This Agreement is valid and binding on and enforceable against each party in accordance with the terms and conditions herein.

(h)        Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, to the extent permitted by law, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or be construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement, by law, in equity, or otherwise afforded will be cumulative and not in the alternative.

[SIGNATURES ON NEXT PAGE]

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[Signature Page to Investment Sub-Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:
Michael Millard, Managing Director

SMITH GROUP ASSET MANAGEMENT, LLC

By:
John Brim, President & Chief Investment Officer

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Exhibit A

Fund	Sub-Advisory Fee
Cantor Fitzgerald Equity Opportunity Fund	0.35%
Cantor Fitzgerald High Income Fund	0.25%
Cantor Fitzgerald International Equity Fund	0.25%
Cantor Fitzgerald Large Cap Focused Fund	0.20%

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SCAN TO VIEW MATERIALS & VOTE

CANTOR SELECT PORTFOLIOS TRUST	To vote by Internet
110 EAST 59TH STREET NEW YORK, NY 10022	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77576-S19998                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.;	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 24, 2025:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com.

V77577-S19998

Cantor Fitzgerald Large Cap Focused Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cantor Fitzgerald Large Cap Focused Fund (the “Fund”) hereby appoints Ari Buchen the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 31, 2025 at a Special Meeting of Shareholders to be held on November 24, 2025 at 11:00 A.M. at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Cantor Fitzgerald International Equity Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

August 25, 2025

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Cantor Fitzgerald International Equity Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”).

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and the Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

At meetings of the Board of Trustees of the Trust held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Agreements, and recommended that shareholders approve the New Agreements. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”) and an interim sub-advisory agreement with the Sub-Adviser (the “Interim Sub-Advisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”), which will become effective on the Effective Date if the New Agreements have not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser.

Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect.

1

Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser and Sub-Adviser can continue to provide uninterrupted service as the adviser and sub-adviser, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to Smith Group as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Smith Group under the New Agreements will be the same as that payable to the Adviser and Smith Group under the Prior Agreements. The New Agreements are substantially similar in all material respects to the Prior Agreements, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Agreements.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to www.proxyvote.com. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call 800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 855-206-1065.

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 855-206-1065.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ William Ferri
William Ferri
Trustee and Chairman
Cantor Select Portfolios Trust

2

Cantor Fitzgerald International Equity Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

NOTICE OF SPECIAL MEETING

August 25, 2025

Cantor Fitzgerald International Equity Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on November 24, 2025 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022 for the following purposes:

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 31, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ William Ferri
William Ferri
Trustee and Chairman

New York, New York
August 25, 2025

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

1

Cantor Fitzgerald International Equity Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

PROXY STATEMENT

Special Meeting of Shareholders to be held on November 24, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, the Cantor Fitzgerald International Equity Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on November 24, 2025 at 11:00 a.m. Eastern time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of the proposals. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is August 25, 2025 . Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on November 24, 2025: This Proxy Statement is available at www.proxyvote.com.

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GENERAL OVERVIEW

This Proxy Statement presents two Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and

2.	To approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

3

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF

OF THE FUND, AND CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

Introduction

The Board is recommending the approval of the New Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. See “The Interim Management Agreement” below.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

Information about the Adviser

The Adviser located at 110 E. 59th Street, New York, NY 10022 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

Under the general supervision of the Fund’s Board, the Advisor manages the investment portfolio and business affairs of the Funds. In addition, the Adviser supervises and provides oversight of the Fund’s service providers, including the Sub-Adviser. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio.

4

The Prior Management Agreement, dated November 13, 2023, was approved by the Fund’s initial shareholder on December 13, 2023.

The names, titles, and principal occupations of the officers, directors, and general partners of the Adviser are set forth below. The business address for each person listed below is 110 E. 59th Street, New York, NY 10022.

Name	Title	Principal Occupation
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Executive Vice President	Sr. Consultant
Herbert Morgan	Senior Managing Director	Portfolio Manager of Cantor Managed ETF Portfolios
John Bruce	Senior Managing Director	Portfolio Manager of Cantor Equity Dividend Portfolio
Walter Karle	Chief Compliance Officer	Compliance

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the New Management Agreement. The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial one-year period and, like the Prior Management Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement, like the Prior Management Agreement, may be terminated at any time on at least 60 days’

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prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement, like the Prior Management Agreement, at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement, like the Prior Management Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.79% of the Fund’s daily net assets. The following table describes the advisory fees accrued and the fees waived or recouped by the Adviser pursuant to an expense limitation agreement during the fiscal year ended September 30, 2024.

Fiscal Year	Advisory Fees Paid	Fee Waiver/Expense Reimbursement
2024	$65,258	($252,568)

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement. The Trust will not execute the New Management Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Management Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser provided, materials relating to the Transaction and the Adviser in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no

6

“unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Adviser under the New Management Agreement. The Trustees reviewed the services provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods. The Trustees also considered the Adviser’s role in supervising the investment activity of the Sub-Adviser. The Trustees also noted that the Adviser has historically acted as a “manager of managers”. The Trustees concluded that based on the Fund’s investment strategy and the Adviser’s presentation, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s proposed management fee. They compared the Fund’s proposed management fee to the Fund’s peer group and category, as presented by the Adviser. The Trustees further noted that the management fee for the Fund is slightly higher than the peer group average and the Morningstar category average. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were not unreasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides under the New Management Agreement, including the Adviser’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. The Trustees discussed the profitability level of the Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees further noted that the Fund is not expected to benefit from any meaningful economies of scale until Fund assets reach $500 million. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

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Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. At least 75% of the Board are not “interested persons”, and the Board will use reasonable best efforts not to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser or any other fees payable to the Adviser or interested person of the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser. If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.79% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*     *     *

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

*     *     *

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PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CANTOR

FITZGERALD INVESTMENT ADVISORS, L.P. AND SMITH GROUP ASSET MANAGEMENT, LLC

Introduction

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund between the Adviser and Smith Group.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Sub-Advisory Agreement, and recommended that shareholders approve the New Sub-Advisory Agreement. At the same meeting, the Board of Trustees approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which will become effective on the Effective Date if the New Sub-Advisory Agreement has not yet been approved by shareholders. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser. See “The Interim Sub-Advisory Agreement” below.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Smith Group can continue to provide uninterrupted service as sub-adviser to the Fund. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement. Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about the Sub-Adviser

The Sub-Adviser is registered as an investment advisor under the Advisers Act. The Sub-Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

The Sub-Adviser provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Sub-Adviser has no current plans to change the manner in which investments are selected for

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the Fund’s portfolio. Smith Group has served as the Fund’s sub-adviser since the Fund commenced operations. The Prior Sub-Advisory Agreement, dated November 13, 2023, was approved by the Fund’s shareholders on December 13, 2023.

The names, titles, and principal occupations of the officers, directors, and general partners of Smith Group are set forth below. The business address for each person listed below is 100 Crescent Court, Suite 1150, Dallas, TX 75201.

Name	Title	Principal Occupation
Stephen Smith	Chief Executive Officer	Executive
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Senior Vice President	Sr. Consultant
Walter Karle	Chief Compliance Officer	Compliance

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Smith Group since the beginning of the Fund’s most recently completed fiscal year.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment B to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board considered and approved the New Sub-Advisory Agreement. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by Smith Group, as well as the costs of such services and the profits to be realized by Smith Group in providing such services. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date. Under the New Sub-Advisory Agreement, Smith Group will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by Smith Group under the New Sub-Advisory Agreement are the same as the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial one-year period and, like the Prior Sub-Advisory Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, may be terminated at any time on at least 60 days’ prior written notice to Smith Group, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Smith Group, and subject to certain termination conditions as agreed to between the Adviser and Smith Group. Smith Group may terminate the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, at any time, without the payment of any penalty, on at least 60 days’

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prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. During the fiscal year ended September, 2024, Smith Group received $0 in sub-advisory fees from the Adviser.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that Smith Group is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Smith Group’ part in the performance of, or from reckless disregard by Smith Group of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Smith Group is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement. The Trust will not execute the New Sub-Advisory Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Sub-Advisory Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and Smith Group. The Board, including the Independent Trustees, also discussed and approved the Interim Sub-Advisory Agreement for the Fund in order for Smith Group to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Smith Group provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Smith Group. The Board noted that the services provided under the New Sub-Advisory Agreement will be identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Smith Group confirmed that under the New Sub-Advisory Agreement that it anticipated that there would be no diminution in services provided by Smith Group to the Fund or changes in the fee payable by the Adviser to Smith Group as a result of the Transaction.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Smith Group; (2) the investment performance of the Fund and Smith Group; (3) the costs of the services to be provided and profits to be realized by Smith Group and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Smith Group’ practices regarding brokerage and portfolio transactions; and (6) Smith Group’ practices regarding possible conflicts of interest.

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The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of Smith Asset under the New Sub-Advisory Agreement. The Trustees evaluated since inception Smith Asset’s staffing, personnel, and methods of operating; the education and experience of Smith Asset’s personnel; compliance program; research and recommendations with respect to portfolio securities; procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; and financial condition. After reviewing the foregoing information and further information in the memorandum from Smith Asset (e.g., descriptions of Smith Asset’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by Smith Asset were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods. The Trustees concluded that based on the Fund’s investment strategy and Smith Asset’s presentation, Smith Asset had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the New Sub-Advisory Agreement. The Trustees noted that there were few comparable accounts managed by Smith Asset against which to compare the sub-advisory fee proposed for the Fund, but the Trustees noted the advisory fee comparison presented by the Adviser. Following this discussion, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Smith Asset were not unreasonable in relation to the nature and quality of the services provided by Smith Asset and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered Smith Asset’s profitability in connection with its management of the Fund. The Trustees also took into account the services Smith Asset provides under the New Sub-Advisory Agreement, including Smith Asset’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by Smith Asset regarding its financial condition. The Trustees discussed the profitability level of Smith Asset, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether Smith Asset would realize economies of scale with respect to its management of the Fund. The Board considered the extent to which economies of scale would be realized as the Fund grow and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of the Fund’s investors. The Board noted that breakpoints may be an appropriate way for Smith Asset to share its economies of scale if the Fund experiences substantial asset growth; however, the Board recognized that the Fund may take some time to reach an asset level where Smith Asset could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from Smith Group as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Sub-Adviser. At least 75% of the Board are not “interested persons”, and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be

13

imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement, and there is no intention to increase the management fee payable to the Sub-Adviser or any other fees payable to the Sub-Adviser or interested person of the Sub-Adviser during the two-year period after the Effective Date.

The Interim Sub-Advisory Agreement

If shareholders have not yet approved the New Sub-Advisory Agreement by the Effective Date, the Adviser and Smith Group plan to enter into the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement. Prior to the approval of the Interim Sub-Advisory Agreement, Smith Group served as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

The terms of the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. During the Board meetings, Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by Smith Group under the Interim Sub-Advisory Agreement are identical to the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions that state that the fee payable by the Adviser to Smith Group will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the effective date of the Interim Sub-Advisory Agreement or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days’ written notice to Smith Group. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Smith Group will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.25% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*     *     *

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

*     *     *

15

VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. Shareholders of all classes of the Fund will vote together on each Proposal. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the date of the original meeting. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

“Broker non-votes” and abstentions will not be counted for purposes of determining the presence of a quorum or for any other purpose. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes. Therefore, if a beneficial owner does not give instructions to their broker, that person’s shares will not be considered present at the meeting for quorum or any other purpose.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393. The Fund does not hold annual meetings of shareholders.

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Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge Financial Solutions, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $1,796.

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ADDITIONAL INFORMATION

Voting Securities

The Fund is an open-end management investment company. As of July 31, 2025, the Record Date, there were 1,359,772.504 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date. Shareholders have no appraisal or dissenters’ rights.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund, and there were no shareholders of Class R6 shares.

Institutional Class Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	360,687.9170	76.09%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	112,327.9200	23.70%

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Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
CANTOR FITZGERALD INVESTMENT ADVISORS LP MICHAEL MILLARD AUTH AGENT 110 E. 59TH ST NEW YORK, NY 10022	1,016.4640	84.39%
CETERA INVESTMENT SVCS FBO TIMOTHY D. GOINS 5RH-15837-18 10607 DAVIS FARMS SAN ANTONIO, TX 78254	154.3900	12.82%

Class F Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
JP MORGAN SECURITIES LLC OMNIBUS ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS* 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245	881,484.0590	99.66%

*	Owner of record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Cantor Fitzgerald Investment Advisors, L.P., located at 110 E. 59th Street, New York, NY 10022. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor.

The Fund’s principal underwriter is Ultimus Fund Distributors, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Fund Service Providers

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement with the Fund.

Payments to Affiliated Brokers

During the fiscal year ended September 30, 2024, the Fund paid $0 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 833-764-2266.

*     *     *

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OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

*     *     *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

August 25, 2025

By Order of the Board of Trustees

/s/ William Ferri
William Ferri
Trustee and Chairman

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FORM OF

MANAGEMENT AGREEMENT

Dear CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.:

Cantor Select Portfolios Trust (the “Trust”) on behalf of each of its series listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”).

You have been selected to act as the sole investment manager of each Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with each Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of each Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of each Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited partnership and will make available, without expense to each Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your limited partnership or its affiliates will be paid by each Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by each Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund will be responsible for the payment of all operating expenses of each Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to each Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by each Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by each Fund in connection with the organization and initial registration of shares of each

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Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of each Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of each Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of each Fund’s shares that each Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which each Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you that each Fund is obligated to pay and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of each Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of each Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of each Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of each Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing each Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to each Fund and to accounts over which you exercise investment discretion. Each Fund and you understand and acknowledge that, although the information may be useful to each Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of each Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) each Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from each Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of each Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

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Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of each Fund, you will act solely as investment counsel for such client and not in any way on behalf of each Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of each Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to each Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

a.          The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Adviser shall not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of each Fund Registration Statement except for information supplied by the Adviser for inclusion therein.  In no event shall the Adviser be liable for any special, consequential or punitive damages.

b.          To the fullest extent permitted by law, each Fund shall, subject to Section 9(d) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Adviser as an indemnitee (as defined herein) (each such person, including the Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to each Fund, or the past or present performance of services to each Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence.  These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter.  The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

c.          Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by each Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to each Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(b) of this

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Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) each Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of each Fund who are not “interested persons” (as that term is defined in the Act) of each Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d.          As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 9(b) of this Agreement if (i) approved as in the best interests of each Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of each Fund and that the indemnitee is not liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to each Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e.          Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9 it shall be a defense that, and in any suit in the name of each Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 each Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on each Fund (or on any shareholder acting derivatively or otherwise on behalf of each Fund or its shareholders).

f.          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of each Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g.          The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 9 shall affect the power of each Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.  This Section 9 shall survive the termination of the Agreement.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and shall continue in effect with respect to each Fund for a period of one year. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to each Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of each Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the

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Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of each Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cantor Select Portfolios Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of each Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of each Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of each Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust, and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a)	This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 110 E. 59th Street, New York, NY 10022.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of each Fund, as a result of disclosing each Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about each Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

CANTOR SELECT PORTFOLIOS TRUST

By:	/s/ William Ferri
Name: William Ferri
Date: [__], 2025

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:	/s/ Michael Millard
Name: Michael Millard
Title: Managing Director
Date: [__], 2025

A-6

Exhibit A

Fund	Advisory Fee
Cantor Fitzgerald Equity Dividend Plus Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion
Cantor Fitzgerald Equity Opportunity Fund	0.80%
Cantor Fitzgerald High Income Fund	0.65%
Cantor Fitzgerald International Equity Fund	0.79%
Cantor Fitzgerald Large Cap Focused Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion

A-7

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made and entered into as of [__], 2025, by and between Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (“Advisor”) and Smith Group Asset Management, LLC, a Delaware limited liability company (“Sub-Advisor”), in relation to the funds listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Advisor acts as the investment advisor to each Fund, pursuant to that certain Management Agreement, dated [__], 2025, between the Advisor and the Trust with respect to each Fund (“Management Agreement”);

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust (“Trustees”), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to each Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the Act) of any such party (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Engagement and Obligations of Sub-Advisor. The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this agreement.

(a)	Services. The Sub-Advisor agrees to perform the following services (the “Services”):

(i)	subject to the general supervision of the Trustees and the Advisor, the Sub-Advisor shall, employing its discretion, manage the investment operations of the portion of each Fund’s portfolio allocated to the Sub-Advisor from time to time by the Advisor, which may range from 0% to 100% in the Advisor’s sole discretion (the “Allocated Assets”), and the composition of the portfolio of securities and investments (including cash) belonging to the Allocated Assets of each Fund, including the purchase, retention, and disposition thereof, in accordance with all applicable laws and regulations, any policies and procedures established by the Trust or the Advisor, and each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current prospectus and statement of additional information or any similar offering documents of each Fund (together, the “Prospectus”);

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(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor’s duty to seek “best execution” on behalf of each Fund, of portfolio securities of each Fund;

(iii)	vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that the Sub-Advisor deems, in good faith, to be in the best interest of each Fund and in accordance with the Sub-Advisor’s proxy voting policy. The Sub-Advisor agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement;

(iv)	provide the Advisor and each Fund with such records concerning the Sub-Advisor’s activities under this Agreement as the Advisor and the Trust may request from time to time or as otherwise required by applicable law; and

(v)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)       Expenses and Personnel. The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)       Books and Records. All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or each Fund under this Agreement shall be the property of the Advisor and/or each Fund and, upon reasonable request therefore, the Sub-Advisor shall surrender to the appropriate party such of the books and records so reasonably requested.

2.       Compensation of the Sub-Advisor. The Advisor will pay to the Sub-Advisor, and the Sub-Advisor will accept as full compensation an investment advisory fee (the “Fee”) based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto. The Fee shall be calculated as of the last business day of each month based upon the AUM, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a 30-day period at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. Neither Fund will pay a direct fee to the Sub-Advisor.

3.       Status of Investment Sub-Advisor. The services of the Sub-Advisor to the Advisor and each Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to each Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or each Fund in any way or otherwise be deemed an agent of the Advisor or each Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or each Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.       Permissible Interests. Trustees, agents, and stockholders of each Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or each Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or each Fund as a stockholder or otherwise.

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5.       Limits of Liability; Indemnification. The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents (“Advisor Parties”) against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor’s obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents (“Sub-Advisor Parties”) against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations and duties under this Agreement.

6.       Term. This Agreement shall remain in effect for an initial term of one year from the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days’ prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of each Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days’ prior written notice to the Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and each Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Management Agreement.

7.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the “SEC”) in connection with any investigation or inquiry relating to this Agreement or the Trust. If any party to this Agreement becomes legally compelled to disclose any confidential information of the other party or is served with any regulatory request, subpoena, discovery device, court order or other legal process seeking confidential information of the other party, the party being so compelled, prior to such disclosure and to the extent permitted by law, shall first provide the other party with prompt written notice of such disclosure obligation and cooperate, if requested, with the other party in its attempts to prevent such disclosure.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with each Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor, or the Trust.  Notwithstanding any of the foregoing, the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor. Each party’s obligation to hold the Confidential Information

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obtained from the other party in strict confidence as forth herein shall survive the performance in full or the termination of this Agreement for so long as such information remains confidential.

8.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.       Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of New York, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

10.       Representations and Warranties.

(a)       Representations and Warranties of the Sub-Advisor. The Sub-Advisor hereby represents and warrants to the Advisor and each Fund as follows: (i) the Sub-Advisor is a limited liability company duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)       Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited partnership duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

11.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

12.       Notice. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Advisor:

Cantor Fitzgerald Investment Advisors, L.P.

110 East 59th Street,

NY, NY 10022

If to the Sub-Advisor:

Smith Group Asset Management, LLC

100 Crescent Court

Suite 1150

Dallas, TX 75201

13.       Notice of Certain Changes in Sub-Advisor. The Sub-Advisor is hereby obligated to notify each Fund and Advisor if there is a material change in the Sub-Advisor’s equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time before such change takes place.

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14.       Miscellaneous.

(a)       The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the Act.

(b)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)       Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor or constituting the Advisor as an agent of the Sub-Advisor.

(d)       The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(e)       The Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of each Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(f)       This Agreement may be executed in counterparts, all of which together shall constitute one Agreement, binding on all the parties.

(g)       The undersigned each have the power, on behalf of their respective entities, to enter into, execute, and deliver this Agreement and to perform fully the party’s obligations under this Agreement. This Agreement is valid and binding on and enforceable against each party in accordance with the terms and conditions herein.

(h)       Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, to the extent permitted by law, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or be construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement, by law, in equity, or otherwise afforded will be cumulative and not in the alternative.

[SIGNATURES ON NEXT PAGE]

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[Signature Page to Investment Sub-Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:
Michael Millard, Managing Director

SMITH GROUP ASSET MANAGEMENT, LLC

By:
John Brim, President & Chief Investment Officer

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Exhibit A

Fund	Sub-Advisory Fee
Cantor Fitzgerald Equity Opportunity Fund	0.35%
Cantor Fitzgerald High Income Fund	0.25%
Cantor Fitzgerald International Equity Fund	0.25%
Cantor Fitzgerald Large Cap Focused Fund	0.20%

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SCAN TO VIEW MATERIALS & VOTE

CANTOR SELECT PORTFOLIOS TRUST	To vote by Internet
110 EAST 59TH STREET NEW YORK, NY 10022	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77562-S20000                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.;	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on November 24, 2025:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com.

V77563-S20000

Cantor Fitzgerald International Equity Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cantor Fitzgerald International Equity Fund (the “Fund”) hereby appoints Ari Buchen the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 31, 2025 at a Special Meeting of Shareholders to be held on November 24, 2025 at 11:00 A.M. at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Cantor Fitzgerald High Income Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

August 25, 2025

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Cantor Fitzgerald High Income Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”).

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and the Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

At meetings of the Board of Trustees of the Trust held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Agreements, and recommended that shareholders approve the New Agreements. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”) and an interim sub-advisory agreement with the Sub-Adviser (the “Interim Sub-Advisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”), which will become effective on the Effective Date if the New Agreements have not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser.

Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect.

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Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser and Sub-Adviser can continue to provide uninterrupted service as the adviser and sub-adviser, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to Smith Group as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Smith Group under the New Agreements will be the same as that payable to the Adviser and Smith Group under the Prior Agreements. The New Agreements are substantially similar in all material respects to the Prior Agreements, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Agreements.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to www.proxyvote.com. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call 800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 855-206-1065.

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 855-206-1065.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ William Ferri
William Ferri
Trustee and Chairman
Cantor Select Portfolios Trust

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Cantor Fitzgerald High Income Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

NOTICE OF SPECIAL MEETING

August 25, 2025

Cantor Fitzgerald High Income Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on November 24, 2025 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022 for the following purposes:

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 31, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ William Ferri
William Ferri
Trustee and Chairman

New York, New York
August 25, 2025

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

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Cantor Fitzgerald High Income Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

PROXY STATEMENT

Special Meeting of Shareholders to be held on November 24, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, the Cantor Fitzgerald High Income Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on November 24, 2025 at 11:00 a.m. Eastern time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of the proposals. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is August 25, 2025 . Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on November 24, 2025: This Proxy Statement is available at www.proxyvote.com.

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GENERAL OVERVIEW

This Proxy Statement presents two Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and

2.	To approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

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PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF

OF THE FUND, AND CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

Introduction

The Board is recommending the approval of the New Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. See “The Interim Management Agreement” below.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

Information about the Adviser

The Adviser located at 110 E. 59th Street, New York, NY 10022 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

Under the general supervision of the Fund’s Board, the Advisor manages the investment portfolio and business affairs of the Funds. In addition, the Adviser supervises and provides oversight of the Fund’s service providers, including the Sub-Adviser. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio.

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The Prior Management Agreement, dated April 3, 2024, was approved by the Fund’s initial shareholder on November 15, 2024.

The names, titles, and principal occupations of the officers, directors, and general partners of the Adviser are set forth below. The business address for each person listed below is 110 E. 59th Street, New York, NY 10022.

Name	Title	Principal Occupation
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Executive Vice President	Sr. Consultant
Herbert Morgan	Senior Managing Director	Portfolio Manager of Cantor Managed ETF Portfolios
John Bruce	Senior Managing Director	Portfolio Manager of Cantor Equity Dividend Portfolio
Walter Karle	Chief Compliance Officer	Compliance

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the New Management Agreement. The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial one-year period and, like the Prior Management Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement, like the Prior Management Agreement, may be terminated at any time on at least 60 days’

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prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement, like the Prior Management Agreement, at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement, like the Prior Management Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.65% of the Fund’s daily net assets. The following table describes the advisory fees accrued and the fees waived or recouped by the Adviser pursuant to an expense limitation agreement during the fiscal years ended December 31, 2024, and 2023.

For the period October 19, 2024 through December 31, 2024, the Fund paid the following management fees to the Adviser:

2024
Fees Paid	$84,579
Fees Waived	$0

For the period January 1, 2024 through October 18, 2024, and for the fiscal year ended December 31, 2023, the predecessor of the Fund paid the following management fees to its prior Adviser:1

	2024	2023
Fees Paid	$424,986	$636,648
Fees Waived	$435,475	$213,578

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement. The Trust will not execute the New Management Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Management Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

[1]	The Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “Predecessor Fund”) in a tax-free reorganization on November 22, 2024 (the “Reorganization”). In connection with the Reorganization, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

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Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser provided, materials relating to the Transaction and the Adviser in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Adviser under the New Management Agreement. The Trustees reviewed the services provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund underperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods but considered that these Funds were not managed by the Adviser until recently. The Trustees also considered the Adviser’s role in supervising the investment activity of the Sub-Adviser. The Trustees also noted that the Adviser has historically acted as a “manager of managers”. The Trustees concluded that based on the Fund’s investment strategy and the Adviser’s presentation, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s proposed management fee. They compared the Fund’s proposed management fee to the Fund’s peer group and category, as presented by the Adviser. The

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Trustees further noted that the management fee for the Fund is slightly higher than the peer group average and the Morningstar category average. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were not unreasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides under the New Management Agreement, including the Adviser’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. The Trustees discussed the profitability level of the Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees further noted that the Fund, is not expected to benefit from any meaningful economies of scale until Fund assets reach $500 million. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. At least 75% of the Board are not “interested persons”, and the Board will use reasonable best efforts not to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser or any other fees payable to the Adviser or interested person of the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

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There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser. If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.65% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*     *     *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

*     *     *

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PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CANTOR

FITZGERALD INVESTMENT ADVISORS, L.P. AND SMITH GROUP ASSET MANAGEMENT, LLC

Introduction

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund between the Adviser and Smith Group.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Sub-Advisory Agreement, and recommended that shareholders approve the New Sub-Advisory Agreement. At the same meeting, the Board of Trustees approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which will become effective on the Effective Date if the New Sub-Advisory Agreement has not yet been approved by shareholders. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser. See “The Interim Sub-Advisory Agreement” below.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Smith Group can continue to provide uninterrupted service as sub-adviser to the Fund. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement. Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about the Sub-Adviser

The Sub-Adviser is registered as an investment advisor under the Advisers Act. The Sub-Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

The Sub-Adviser provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Sub-Adviser has no current plans to change the manner in which investments are selected for

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the Fund’s portfolio. Smith Group has served as the Fund’s sub-adviser since the Fund commenced operations. The Prior Sub-Advisory Agreement, dated April 3, 2024, was approved by the Fund’s shareholders on November 15, 2024.

The names, titles, and principal occupations of the officers, directors, and general partners of Smith Group are set forth below. The business address for each person listed below is 100 Crescent Court, Suite 1150, Dallas, TX 75201.

Name	Title	Principal Occupation
Stephen Smith	Chief Executive Officer	Executive
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Senior Vice President	Sr. Consultant
Walter Karle	Chief Compliance Officer	Compliance

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Smith Group since the beginning of the Fund’s most recently completed fiscal year.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment B to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board considered and approved the New Sub-Advisory Agreement. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by Smith Group, as well as the costs of such services and the profits to be realized by Smith Group in providing such services. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date. Under the New Sub-Advisory Agreement, Smith Group will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by Smith Group under the New Sub-Advisory Agreement are the same as the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial one-year period and, like the Prior Sub-Advisory Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, may be terminated at any time on at least 60 days’ prior written notice to Smith Group, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Smith Group, and subject to certain termination conditions as agreed to between the Adviser and Smith Group. Smith Group may terminate the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, at any time, without the payment of any penalty, on at least 60 days’

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prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.25% of the Fund’s daily net assets. For the period October 18, 2024 through December 31, 2024, Smith Group received $15,039 in sub-advisory fees from the Adviser.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that Smith Group is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Smith Group’ part in the performance of, or from reckless disregard by Smith Group of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Smith Group is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement. The Trust will not execute the New Sub-Advisory Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Sub-Advisory Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and Smith Group. The Board, including the Independent Trustees, also discussed and approved the Interim Sub-Advisory Agreement for the Fund in order for Smith Group to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Smith Group provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Smith Group. The Board noted that the services provided under the New Sub-Advisory Agreement will be identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Smith Group confirmed that under the New Sub-Advisory Agreement that it anticipated that there would be no diminution in services provided by Smith Group to the Fund or changes in the fee payable by the Adviser to Smith Group as a result of the Transaction.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Smith Group; (2) the investment performance of the Fund and Smith Group; (3) the costs of the services to be provided and profits to be realized by Smith Group and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Smith Group’ practices regarding brokerage and portfolio transactions; and (6) Smith Group’ practices regarding possible conflicts of interest.

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The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of Smith Asset under the New Sub-Advisory Agreement. The Trustees evaluated since inception Smith Asset’s staffing, personnel, and methods of operating; the education and experience of Smith Asset’s personnel; compliance program; research and recommendations with respect to portfolio securities; procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; and financial condition. After reviewing the foregoing information and further information in the memorandum from Smith Asset (e.g., descriptions of Smith Asset’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by Smith Asset were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund underperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods but considered that the Fund was not managed by Smith Asset until recently. The Trustees concluded that based on the Fund’s investment strategy and Smith Asset’s presentation, Smith Asset had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the New Sub-Advisory Agreement. The Trustees noted that there were few comparable accounts managed by Smith Asset against which to compare the sub-advisory fee proposed for the Fund, but the Trustees noted the advisory fee comparison presented by the Adviser. Following this discussion, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Smith Asset were not unreasonable in relation to the nature and quality of the services provided by Smith Asset and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered Smith Asset’s profitability in connection with its management of the Fund. The Trustees also took into account the services Smith Asset provides under the New Sub-Advisory Agreement, including Smith Asset’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by Smith Asset regarding its financial condition. The Trustees discussed the profitability level of Smith Asset, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether Smith Asset would realize economies of scale with respect to its management of the Fund. The Board considered the extent to which economies of scale would be realized as the Fund grow and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of the Fund’s investors. The Board noted that breakpoints may be an appropriate way for Smith Asset to share its economies of scale if the Fund experiences substantial asset growth; however, the Board recognized that the Fund may take some time to reach an asset level where Smith Asset could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from Smith Group as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Sub-Adviser. At least 75% of the Board are not “interested persons”, and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be

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imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement, and there is no intention to increase the management fee payable to the Sub-Adviser or any other fees payable to the Sub-Adviser or interested person of the Sub-Adviser during the two-year period after the Effective Date.

The Interim Sub-Advisory Agreement

If shareholders have not yet approved the New Sub-Advisory Agreement by the Effective Date, the Adviser and Smith Group plan to enter into the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement. Prior to the approval of the Interim Sub-Advisory Agreement, Smith Group served as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

The terms of the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. During the Board meetings, Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by Smith Group under the Interim Sub-Advisory Agreement are identical to the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions that state that the fee payable by the Adviser to Smith Group will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the effective date of the Interim Sub-Advisory Agreement or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days’ written notice to Smith Group. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Smith Group will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.20% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*     *     *

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

*     *     *

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VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. Shareholders of all classes of the Fund will vote together on each Proposal. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the date of the original meeting. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

“Broker non-votes” and abstentions will not be counted for purposes of determining the presence of a quorum or for any other purpose. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes. Therefore, if a beneficial owner does not give instructions to their broker, that person’s shares will not be considered present at the meeting for quorum or any other purpose.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393. The Fund does not hold annual meetings of shareholders.

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Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge Financial Solutions, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $28,218.

*     *     *

ADDITIONAL INFORMATION

Voting Securities

The Fund is an open-end management investment company. As of July 31, 2025, the Record Date, there were 6,488,278.172 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date. Shareholders have no appraisal or dissenters’ rights.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund, and there were no shareholders of Class R6 shares.

Institutional Class Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	1,021,391.9110	26.43%
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	845,951.3350	21.89%
PERSHING LLC* P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	507,833.9270	13.14%
EDWARD D. JONES AND CO FBO CUSTOMERS* 12555 MANCHESTER ROAD ST LOUIS, MO 63131-3710	374,054.5960	9.68%
LPL FINANCIAL/A/C 1000-0005* 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	312,521.3420	8.09%
WELLS FARGO CLEARING SVCS LLC/SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMER* 2801 MARKET STREET ST LOUIS, MO 63103	272,899.6770	7.06%

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Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
EDWARD D. JONES AND CO FBO CUSTOMERS* 12555 MANCHESTER ROAD ST LOUIS, MO 63131-3710	414,414.5460	15.79%
WELLS FARGO CLEARING SVCS LLC/SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMER* 2801 MARKET STREET ST LOUIS, MO 63103	323,457.0580	12.33%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	302,930.9950	11.54%
LPL FINANCIAL/A/C 1000-0005* 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	290,958.1800	11.09%
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	274,988.8770	10.48%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS* 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	222,502.1000	8.48%

*	Owner of record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Cantor Fitzgerald Investment Advisors, L.P., located at 110 E. 59th Street, New York, NY 10022. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor.

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The Fund’s principal underwriter is Ultimus Fund Distributors, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Fund Service Providers

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement with the Fund.

Payments to Affiliated Brokers

During the fiscal year ended December 31, 2024, the Fund paid $0 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 833-764-2266.

*     *     *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

*     *     *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

August 25, 2025

By Order of the Board of Trustees

/s/ William Ferri
William Ferri
Trustee and Chairman

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FORM OF

MANAGEMENT AGREEMENT

Dear CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.:

Cantor Select Portfolios Trust (the “Trust”) on behalf of each of its series listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”).

You have been selected to act as the sole investment manager of each Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with each Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of each Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of each Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited partnership and will make available, without expense to each Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your limited partnership or its affiliates will be paid by each Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by each Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund will be responsible for the payment of all operating expenses of each Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to each Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by each Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by each Fund in connection with the organization and initial registration of shares of each

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Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of each Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of each Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of each Fund’s shares that each Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which each Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you that each Fund is obligated to pay and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of each Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of each Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of each Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of each Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing each Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to each Fund and to accounts over which you exercise investment discretion. Each Fund and you understand and acknowledge that, although the information may be useful to each Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of each Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) each Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from each Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of each Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

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Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of each Fund, you will act solely as investment counsel for such client and not in any way on behalf of each Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of each Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to each Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

a.          The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Adviser shall not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of each Fund Registration Statement except for information supplied by the Adviser for inclusion therein.  In no event shall the Adviser be liable for any special, consequential or punitive damages.

b.          To the fullest extent permitted by law, each Fund shall, subject to Section 9(d) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Adviser as an indemnitee (as defined herein) (each such person, including the Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to each Fund, or the past or present performance of services to each Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence.  These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter.  The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

c.          Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by each Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to each Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(b) of this

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Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) each Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of each Fund who are not “interested persons” (as that term is defined in the Act) of each Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d.          As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 9(b) of this Agreement if (i) approved as in the best interests of each Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of each Fund and that the indemnitee is not liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to each Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e.          Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9 it shall be a defense that, and in any suit in the name of each Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 each Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on each Fund (or on any shareholder acting derivatively or otherwise on behalf of each Fund or its shareholders).

f.          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of each Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g.          The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 9 shall affect the power of each Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.  This Section 9 shall survive the termination of the Agreement.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and shall continue in effect with respect to each Fund for a period of one year. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to each Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of each Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the

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Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of each Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cantor Select Portfolios Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of each Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of each Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of each Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust, and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 110 E. 59th Street, New York, NY 10022.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of each Fund, as a result of disclosing each Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about each Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

CANTOR SELECT PORTFOLIOS TRUST

By:	/s/ William Ferri
Name: William Ferri
Date: [__], 2025

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:	/s/ Michael Millard
Name: Michael Millard
Title: Managing Director
Date: [__], 2025

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Exhibit A

Fund	Advisory Fee
Cantor Fitzgerald Equity Dividend Plus Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion
Cantor Fitzgerald Equity Opportunity Fund	0.80%
Cantor Fitzgerald High Income Fund	0.65%
Cantor Fitzgerald International Equity Fund	0.79%
Cantor Fitzgerald Large Cap Focused Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion

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FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made and entered into as of [__], 2025, by and between Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (“Advisor”) and Smith Group Asset Management, LLC, a Delaware limited liability company (“Sub-Advisor”), in relation to the funds listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Advisor acts as the investment advisor to each Fund, pursuant to that certain Management Agreement, dated [__], 2025, between the Advisor and the Trust with respect to each Fund (“Management Agreement”);

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust (“Trustees”), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to each Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the Act) of any such party (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Engagement and Obligations of Sub-Advisor. The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this agreement.

(a)	Services. The Sub-Advisor agrees to perform the following services (the “Services”):

(i)	subject to the general supervision of the Trustees and the Advisor, the Sub-Advisor shall, employing its discretion, manage the investment operations of the portion of each Fund’s portfolio allocated to the Sub-Advisor from time to time by the Advisor, which may range from 0% to 100% in the Advisor’s sole discretion (the “Allocated Assets”), and the composition of the portfolio of securities and investments (including cash) belonging to the Allocated Assets of each Fund, including the purchase, retention, and disposition thereof, in accordance with all applicable laws and regulations, any policies and procedures established by the Trust or the Advisor, and each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current prospectus and statement of additional information or any similar offering documents of each Fund (together, the “Prospectus”);

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(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor’s duty to seek “best execution” on behalf of each Fund, of portfolio securities of each Fund;

(iii)	vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that the Sub-Advisor deems, in good faith, to be in the best interest of each Fund and in accordance with the Sub-Advisor’s proxy voting policy. The Sub-Advisor agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement;

(iv)	provide the Advisor and each Fund with such records concerning the Sub-Advisor’s activities under this Agreement as the Advisor and the Trust may request from time to time or as otherwise required by applicable law; and

(v)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)       Expenses and Personnel. The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)       Books and Records. All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or each Fund under this Agreement shall be the property of the Advisor and/or each Fund and, upon reasonable request therefore, the Sub-Advisor shall surrender to the appropriate party such of the books and records so reasonably requested.

2.       Compensation of the Sub-Advisor. The Advisor will pay to the Sub-Advisor, and the Sub-Advisor will accept as full compensation an investment advisory fee (the “Fee”) based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto. The Fee shall be calculated as of the last business day of each month based upon the AUM, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a 30-day period at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. Neither Fund will pay a direct fee to the Sub-Advisor.

3.       Status of Investment Sub-Advisor. The services of the Sub-Advisor to the Advisor and each Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to each Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or each Fund in any way or otherwise be deemed an agent of the Advisor or each Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or each Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.       Permissible Interests. Trustees, agents, and stockholders of each Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or each Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or each Fund as a stockholder or otherwise.

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5.       Limits of Liability; Indemnification. The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents (“Advisor Parties”) against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor’s obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents (“Sub-Advisor Parties”) against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations and duties under this Agreement.

6.       Term. This Agreement shall remain in effect for an initial term of one year from the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days’ prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of each Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days’ prior written notice to the Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and each Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Management Agreement.

7.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the “SEC”) in connection with any investigation or inquiry relating to this Agreement or the Trust. If any party to this Agreement becomes legally compelled to disclose any confidential information of the other party or is served with any regulatory request, subpoena, discovery device, court order or other legal process seeking confidential information of the other party, the party being so compelled, prior to such disclosure and to the extent permitted by law, shall first provide the other party with prompt written notice of such disclosure obligation and cooperate, if requested, with the other party in its attempts to prevent such disclosure.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with each Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor, or the Trust.  Notwithstanding any of the foregoing, the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor. Each party’s obligation to hold the Confidential Information

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obtained from the other party in strict confidence as forth herein shall survive the performance in full or the termination of this Agreement for so long as such information remains confidential.

8.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.       Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of New York, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

10.       Representations and Warranties.

(a)       Representations and Warranties of the Sub-Advisor. The Sub-Advisor hereby represents and warrants to the Advisor and each Fund as follows: (i) the Sub-Advisor is a limited liability company duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)       Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited partnership duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

11.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

12.       Notice. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Advisor:

Cantor Fitzgerald Investment Advisors, L.P.

110 East 59th Street,

NY, NY 10022

If to the Sub-Advisor:

Smith Group Asset Management, LLC

100 Crescent Court

Suite 1150

Dallas, TX 75201

13.       Notice of Certain Changes in Sub-Advisor. The Sub-Advisor is hereby obligated to notify each Fund and Advisor if there is a material change in the Sub-Advisor’s equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time before such change takes place.

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14.       Miscellaneous.

(a)       The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the Act.

(b)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)       Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor or constituting the Advisor as an agent of the Sub-Advisor.

(d)       The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(e)       The Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of each Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(f)       This Agreement may be executed in counterparts, all of which together shall constitute one Agreement, binding on all the parties.

(g)       The undersigned each have the power, on behalf of their respective entities, to enter into, execute, and deliver this Agreement and to perform fully the party’s obligations under this Agreement. This Agreement is valid and binding on and enforceable against each party in accordance with the terms and conditions herein.

(h)       Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, to the extent permitted by law, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or be construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement, by law, in equity, or otherwise afforded will be cumulative and not in the alternative.

[SIGNATURES ON NEXT PAGE]

B-5

[Signature Page to Investment Sub-Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:
Michael Millard, Managing Director

SMITH GROUP ASSET MANAGEMENT, LLC

By:
John Brim, President & Chief Investment Officer

B-6

Exhibit A

Fund	Sub-Advisory Fee
Cantor Fitzgerald Equity Opportunity Fund	0.35%
Cantor Fitzgerald High Income Fund	0.25%
Cantor Fitzgerald International Equity Fund	0.25%
Cantor Fitzgerald Large Cap Focused Fund	0.20%

B-7

SCAN TO VIEW MATERIALS & VOTE

CANTOR SELECT PORTFOLIOS TRUST	To vote by Internet
110 EAST 59TH STREET NEW YORK, NY 10022	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77564-S20002                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be
Held on November 24, 2025:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com

V77565-S20002

Cantor Fitzgerald High Income Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cantor Fitzgerald High Income Fund (the “Fund”) hereby appoints Ari Buchen the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 31, 2025 at a Special Meeting of Shareholders to be held on November 24, 2025 at 11:00 A.M. at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Cantor Fitzgerald Equity Opportunity Fund
110 E. 59th Street
New York, NY 10022
Tel 833-764-2266

August 25, 2025

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Cantor Fitzgerald Equity Opportunity Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and (ii) a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”).

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and the Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

At meetings of the Board of Trustees of the Trust held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Agreements, and recommended that shareholders approve the New Agreements. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”) and an interim sub-advisory agreement with the Sub-Adviser (the “Interim Sub-Advisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”), which will become effective on the Effective Date if the New Agreements have not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser.

Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect.

1

Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser and Sub-Adviser can continue to provide uninterrupted service as the adviser and sub-adviser, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to Smith Group as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Smith Group under the New Agreements will be the same as that payable to the Adviser and Smith Group under the Prior Agreements. The New Agreements are substantially similar in all material respects to the Prior Agreements, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Agreements.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to www.proxyvote.com. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call 800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 855-206-1065.

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 855-206-1065.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ William Ferri
William Ferri
Trustee and Chairman
Cantor Select Portfolios Trust

2

Cantor Fitzgerald Equity Opportunity Fund
110 E. 59th Street
New York, NY 10022
Tel 833-764-2266

NOTICE OF SPECIAL MEETING

August 25, 2025

Cantor Fitzgerald Equity Opportunity Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on November 24, 2025 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022 for the following purposes:

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 31, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ William Ferri
William Ferri
Trustee and Chairman

New York, New York
August 25, 2025

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

Cantor Fitzgerald Equity Opportunity Fund
110 E. 59th Street
New York, NY 10022
Tel 833-764-2266

PROXY STATEMENT

Special Meeting of Shareholders to be held on November 24, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, the Cantor Fitzgerald Equity Opportunity Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on November 24, 2025 at 11:00 a.m. Eastern time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of the proposals. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is August 25, 2025 . Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on November 24, 2025: This Proxy Statement is available at www.proxyvote.com.

GENERAL OVERVIEW

This Proxy Statement presents two Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On May 19, 2025, the Adviser’s and Sub-Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP, the Adviser, and the Sub-Adviser will remain in place.

The Transaction will result in a change in control of the Adviser and Sub-Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of (i) the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) and (ii) the Fund’s prior sub-advisory agreement between the Adviser and Smith Group (the “Prior Sub-Advisory Agreement” and, together with the Prior Management Agreement, the “Prior Agreements”) on the Effective Date.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and

2.	To approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” and, together with the New Management Agreement, the “New Agreements”) between the Adviser and Smith Group Asset Management, LLC (“Smith Group” or the “Sub-Adviser”); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

Introduction

The Board is recommending the approval of the New Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. See “The Interim Management Agreement” below.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

Information about the Adviser

The Adviser located at 110 E. 59th Street, New York, NY 10022 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

Under the general supervision of the Fund’s Board, the Advisor manages the investment portfolio and business affairs of the Funds. In addition, the Adviser supervises and provides oversight of the Fund’s service providers, including the Sub-Adviser. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio.

The Prior Management Agreement, dated April 3, 2024, was approved by the Fund’s initial shareholder on November 15, 2024.

The names, titles, and principal occupations of the officers, directors, and general partners of the Adviser are set forth below. The business address for each person listed below is 110 E. 59th Street, New York, NY 10022.

Name	Title	Principal Occupation
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Executive Vice President	Sr. Consultant
Herbert Morgan	Senior Managing Director	Portfolio Manager of Cantor Managed ETF Portfolios
John Bruce	Senior Managing Director	Portfolio Manager of Cantor Equity Dividend Portfolio
Walter Karle	Chief Compliance Officer	Compliance

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the New Management Agreement. The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial one-year period and, like the Prior Management Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement, like the Prior Management Agreement, may be terminated at any time on at least 60 days’

prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement, like the Prior Management Agreement, at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement, like the Prior Management Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.80% of the Fund’s daily net assets. The following table describes the advisory fees accrued and the fees waived or recouped by the Adviser pursuant to an expense limitation agreement during the fiscal years ended December 31, 2024, and 2023.

For the period October 19, 2024 through December 31, 2024, the Fund paid the following management fees to the Adviser:

2024
Fees Paid	$154,006
Fees Waived	$0

For the period January 1, 2024 through October 18, 2024, and for the fiscal years ended December 31, 2023, the predecessor of the Fund paid the following management fees to its prior Adviser:1

	2024	2023
Fees Paid	$766,506	$1,095,450
Fees Waived	$0	$0

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement. The Trust will not execute the New Management Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Management Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

[1]	The Fund acquired all of the assets and liabilities of the Aquila High Income Fund, a series of the Aquila Funds Trust (the “Predecessor Fund”) in a tax-free reorganization on November 22, 2024 (the “Reorganization”). In connection with the Reorganization, (i) the Predecessor Fund’s Class A shares, Class C shares, and Class I shares were exchanged for Class A shares of the Fund; (ii) the Predecessor Fund’s Class Y shares were exchanged for Institutional Class shares of the Fund; and (iii) the Class F shares are no longer offered. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser provided, materials relating to the Transaction and the Adviser in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Adviser under the New Management Agreement. The Trustees reviewed the services provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund underperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods but considered that the Fund was not managed by the Adviser until recently. The Trustees also considered the Adviser’s role in supervising the investment activity of the Sub-Adviser. The Trustees also noted that the Adviser has historically acted as a “manager of managers”. The Trustees concluded that based on the Fund’s investment strategy and the Adviser’s presentation, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s proposed management fee. They compared the Fund’s proposed management fee to the Fund’s peer group and category, as presented by the Adviser. The

Trustees further noted that the management fee for the Fund is slightly higher than the peer group average and the Morningstar category average. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were not unreasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides under the New Management Agreement, including the Adviser’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. The Trustees discussed the profitability level of the Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees further noted that the Fund, is not expected to benefit from any meaningful economies of scale until Fund assets reach $500 million. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. At least 75% of the Board are not “interested persons”, and the Board will use reasonable best efforts not to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser or any other fees payable to the Adviser or interested person of the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser. If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.80% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *          *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

*          *          *

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CANTOR FITZGERALD INVESTMENT ADVISORS, L.P. AND SMITH GROUP ASSET MANAGEMENT, LLC

Introduction

The Board is recommending the approval of the New Sub-Advisory Agreement for the Fund between the Adviser and Smith Group.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Sub-Advisory Agreement, and recommended that shareholders approve the New Sub-Advisory Agreement. At the same meeting, the Board of Trustees approved an interim sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”), which will become effective on the Effective Date if the New Sub-Advisory Agreement has not yet been approved by shareholders. Under the Interim Sub-Advisory Agreement, the Sub-Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement. Compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Sub-Advisory Agreement before the expiration of the Interim Sub-Advisory Agreement, the compensation (plus interest) payable under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser, but if the New Sub-Advisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Sub-Adviser. See “The Interim Sub-Advisory Agreement” below.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Smith Group can continue to provide uninterrupted service as sub-adviser to the Fund. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in all material respects to the Prior Sub-Advisory Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement. Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement.

Information about the Sub-Adviser

The Sub-Adviser is registered as an investment advisor under the Advisers Act. The Sub-Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

The Sub-Adviser provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Sub-Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio. Smith Group has served as the Fund’s sub-adviser since the Fund commenced operations. The Prior Sub-Advisory Agreement, dated April 3, 2024, was approved by the Fund’s shareholders on November 15, 2024.

The names, titles, and principal occupations of the officers directors, and general partners of Smith Group are set forth below. The business address for each person listed below is 100 Crescent Court, Suite 1150, Dallas, TX 75201.

Name	Title	Principal Occupation
Stephen Smith	Chief Executive Officer	Executive
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Senior Vice President	Sr. Consultant
Walter Karle	Chief Compliance Officer	Compliance

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Smith Group since the beginning of the Fund’s most recently completed fiscal year.

The New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Attachment B to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board considered and approved the New Sub-Advisory Agreement. When evaluating the reasonableness of the New Sub-Advisory Agreement, the Board considered multiple factors related to the reasonableness of the New Sub-Advisory Agreement, as further described below, including the nature of the services provided by Smith Group, as well as the costs of such services and the profits to be realized by Smith Group in providing such services. The New Sub-Advisory Agreement is expected to take effect on later of shareholder approval of the New Sub-Advisory Agreement and the Effective Date. Under the New Sub-Advisory Agreement, Smith Group will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by Smith Group under the New Sub-Advisory Agreement are the same as the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement. The New Sub-Advisory Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial one-year period and, like the Prior Sub-Advisory Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, may be terminated at any time on at least 60 days’ prior written notice to Smith Group, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Smith Group, and subject to certain termination conditions as agreed to between the Adviser and Smith Group. Smith Group may terminate the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, at any time, without the payment of any penalty, on at least 60 days’

prior written notice to the Adviser and the Fund. In addition, the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.35% of the Fund’s daily net assets. For the period October 18, 2024 through December 31, 2024, Smith Group received $29,236 in sub-advisory fees from the Adviser.

Like the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement, if approved by shareholders as proposed, will continue to provide that Smith Group is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Smith Group’ part in the performance of, or from reckless disregard by Smith Group of its obligations and duties under, the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Smith Group is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement. The Trust will not execute the New Sub-Advisory Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Sub-Advisory Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Sub-Advisory Agreement between the Adviser and Smith Group. The Board, including the Independent Trustees, also discussed and approved the Interim Sub-Advisory Agreement for the Fund in order for Smith Group to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Smith Group provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Smith Group. The Board noted that the services provided under the New Sub-Advisory Agreement will be identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Smith Group confirmed that under the New Sub-Advisory Agreement that it anticipated that there would be no diminution in services provided by Smith Group to the Fund or changes in the fee payable by the Adviser to Smith Group as a result of the Transaction.

In considering whether to approve the New Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Smith Group; (2) the investment performance of the Fund and Smith Group; (3) the costs of the services to be provided and profits to be realized by Smith Group and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Smith Group’ practices regarding brokerage and portfolio transactions; and (6) Smith Group’ practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of Smith Asset under the New Sub-Advisory Agreement. The Trustees evaluated since inception Smith Asset’s staffing, personnel, and methods of operating; the education and experience of Smith Asset’s personnel; compliance program; research and recommendations with respect to portfolio securities; procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; and financial condition. After reviewing the foregoing information and further information in the memorandum from Smith Asset (e.g., descriptions of Smith Asset’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by Smith Asset were satisfactory and adequate for the Fund.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund underperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods but considered that the Fund was not managed by Smith Asset until recently. The Trustees concluded that based on the Fund’s investment strategy and Smith Asset’s presentation, Smith Asset had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees first noted the sub-advisory fee for the Fund under the New Sub-Advisory Agreement. The Trustees noted that there were few comparable accounts managed by Smith Asset against which to compare the sub-advisory fee proposed for the Fund, but the Trustees noted the advisory fee comparison presented by the Adviser. Following this discussion, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Smith Asset were not unreasonable in relation to the nature and quality of the services provided by Smith Asset and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered Smith Asset’s profitability in connection with its management of the Fund. The Trustees also took into account the services Smith Asset provides under the New Sub-Advisory Agreement, including Smith Asset’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by Smith Asset regarding its financial condition. The Trustees discussed the profitability level of Smith Asset, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether Smith Asset would realize economies of scale with respect to its management of the Fund. The Board considered the extent to which economies of scale would be realized as the Fund grow and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of the Fund’s investors. The Board noted that breakpoints may be an appropriate way for Smith Asset to share its economies of scale if the Fund experiences substantial asset growth; however, the Board recognized that the Fund may take some time to reach an asset level where Smith Asset could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from Smith Group as the Trustees believed to be reasonably necessary to evaluate the terms of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Sub-Adviser. At least 75% of the Board are not “interested persons”, and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement, and there is no intention to increase the management fee payable to the Sub-Adviser or any other fees payable to the Sub-Adviser or interested person of the Sub-Adviser during the two-year period after the Effective Date.

The Interim Sub-Advisory Agreement

If shareholders have not yet approved the New Sub-Advisory Agreement by the Effective Date, the Adviser and Smith Group plan to enter into the Interim Sub-Advisory Agreement. The Interim Sub-Advisory Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement in connection with the automatic termination of the Prior Sub-Advisory Agreement. Prior to the approval of the Interim Sub-Advisory Agreement, Smith Group served as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

The terms of the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Smith Group under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement will be the same as that payable by the Adviser to Smith Group under the Prior Sub-Advisory Agreement. During the Board meetings, Smith Group confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by Smith Group under the Interim Sub-Advisory Agreement are identical to the services provided by Smith Group under the Prior Sub-Advisory Agreement.

There are no material differences between the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions that state that the fee payable by the Adviser to Smith Group will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. Under the terms of the Interim Sub-Advisory Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Sub-Advisory Agreement is the earlier of 150 days from the effective date of the Interim Sub-Advisory Agreement or the date on which the New Sub-Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Sub-Advisory Agreement may be terminated by the Board on 10 days’ written notice to Smith Group. If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days from the date of the Interim Sub-Advisory Agreement, Smith Group will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Sub-Advisory Agreement and as under the Prior Sub-Advisory Agreement, Smith Group will receive a monthly management fee computed at the annual rate of 0.20% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Sub-Advisory Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*          *          *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

*          *          *

VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. Shareholders of all classes of the Fund will vote together on each Proposal. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the date of the original meeting. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

“Broker non-votes” and abstentions will not be counted for purposes of determining the presence of a quorum or for any other purpose. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposals described in this Proxy Statement are considered “non-routine” for purposes of determining broker-non-votes. Therefore, if a beneficial owner does not give instructions to their broker, that person’s shares will not be considered present at the meeting for quorum or any other purpose.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge Financial Solutions, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $46,876.

*          *          *

ADDITIONAL INFORMATION

Voting Securities

The Fund is an open-end management investment company. As of July 31, 2025, the Record Date, there were 1,750,072.930 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date. Shareholders have no appraisal or dissenters’ rights.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund, and there were no shareholders of Class R6 shares.

Institutional Class Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
WELLS FARGO CLEARING SVCS LLC/SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMER* 2801 MARKET STREET ST. LOUIS, MO 63103	204,087.1780	30.10%
PERSHING LLC* P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	129,261.3670	19.06%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	99,992.9070	14.75%
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	36,718.7490	5.42%
UBS FINANCIAL SERVICES INC. FBO/UBS WM USA OMNI ACCOUNT M/F* 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	35,636.3400	5.26%

Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	176,685.9410	16.48%
WELLS FARGO CLEARING SVCS LLC/SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMER* 2801 MARKET STREET ST. LOUIS, MO 63103	156,610.7900	14.61%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS* 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	107,448.6160	10.02%
EDWARD D. JONES AND CO FBO CUSTOMERS* 12555 MANCHESTER ROAD ST LOUIS, MO 63131-3710	99,665.8270	9.30%
LPL FINANCIAL/A/C 1000-0005* 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	84,635.9000	7.90%
NATIONAL FINANCIAL SERVICES LLC* 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	79,989.6140	7.46%

*	Owner of record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Cantor Fitzgerald Investment Advisors, L.P., located at 110 E. 59th Street, New York, NY 10022. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor.

The Fund’s principal underwriter is Ultimus Fund Distributors, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Fund Service Providers

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement with the Fund.

Payments to Affiliated Brokers

During the fiscal year ended December 31, 2024, the Fund paid $0 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 833-764-2266.

*          *          *

OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

*          *          *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

August 25, 2025

By Order of the Board of Trustees

/s/ William Ferri
William Ferri
Trustee and Chairman

FORM OF

MANAGEMENT AGREEMENT

Dear CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.:

Cantor Select Portfolios Trust (the “Trust”) on behalf of each of its series listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”).

You have been selected to act as the sole investment manager of each Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with each Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of each Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of each Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited partnership and will make available, without expense to each Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your limited partnership or its affiliates will be paid by each Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by each Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund will be responsible for the payment of all operating expenses of each Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to each Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by each Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by each Fund in connection with the organization and initial registration of shares of each

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Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of each Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of each Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of each Fund’s shares that each Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which each Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you that each Fund is obligated to pay and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of each Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of each Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of each Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of each Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing each Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to each Fund and to accounts over which you exercise investment discretion. Each Fund and you understand and acknowledge that, although the information may be useful to each Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of each Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) each Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from each Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of each Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

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Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of each Fund, you will act solely as investment counsel for such client and not in any way on behalf of each Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of each Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to each Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

a.          The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of each Fund Registration Statement except for information supplied by the Adviser for inclusion therein. In no event shall the Adviser be liable for any special, consequential or punitive damages.

b.          To the fullest extent permitted by law, each Fund shall, subject to Section 9(d) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Adviser as an indemnitee (as defined herein) (each such person, including the Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to each Fund, or the past or present performance of services to each Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

c.          Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by each Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to each Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(b) of this

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Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) each Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of each Fund who are not “interested persons” (as that term is defined in the Act) of each Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d.          As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 9(b) of this Agreement if (i) approved as in the best interests of each Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of each Fund and that the indemnitee is not liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to each Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e.          Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9 it shall be a defense that, and in any suit in the name of each Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 each Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on each Fund (or on any shareholder acting derivatively or otherwise on behalf of each Fund or its shareholders).

f.          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of each Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g.          The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 9 shall affect the power of each Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee. This Section 9 shall survive the termination of the Agreement.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and shall continue in effect with respect to each Fund for a period of one year. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to each Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of each Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the

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Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of each Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cantor Select Portfolios Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of each Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of each Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of each Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust, and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 110 E. 59th Street, New York, NY 10022.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of each Fund, as a result of disclosing each Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about each Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

CANTOR SELECT PORTFOLIOS TRUST

By:	/s/ William Ferri
Name: William Ferri
Date: [__], 2025

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:	/s/ Michael Millard
Name: Michael Millard
Title: Managing Director
Date: [__], 2025

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Exhibit A

Fund	Advisory Fee
Cantor Fitzgerald Equity Dividend Plus Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion
Cantor Fitzgerald Equity Opportunity Fund	0.80%
Cantor Fitzgerald High Income Fund	0.65%
Cantor Fitzgerald International Equity Fund	0.79%
Cantor Fitzgerald Large Cap Focused Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion

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FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made and entered into as of [__], 2025, by and between Cantor Fitzgerald Investment Advisors, L.P., a Delaware limited partnership (“Advisor”) and Smith Group Asset Management, LLC, a Delaware limited liability company (“Sub-Advisor”), in relation to the funds listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Advisor acts as the investment advisor to each Fund, pursuant to that certain Management Agreement, dated [__], 2025, between the Advisor and the Trust with respect to each Fund (“Management Agreement”);

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust (“Trustees”), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to each Fund, and the Sub-Advisor is willing to render such services;

WHEREAS, the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the Act) of any such party (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval have approved this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.         Engagement and Obligations of Sub-Advisor. The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this agreement.

(a)        Services. The Sub-Advisor agrees to perform the following services (the “Services”):

(i)	subject to the general supervision of the Trustees and the Advisor, the Sub-Advisor shall, employing its discretion, manage the investment operations of the portion of each Fund’s portfolio allocated to the Sub-Advisor from time to time by the Advisor, which may range from 0% to 100% in the Advisor’s sole discretion (the “Allocated Assets”), and the composition of the portfolio of securities and investments (including cash) belonging to the Allocated Assets of each Fund, including the purchase, retention, and disposition thereof, in accordance with all applicable laws and regulations, any policies and procedures established by the Trust or the Advisor, and each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current prospectus and statement of additional information or any similar offering documents of each Fund (together, the “Prospectus”);

(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Advisor’s duty to seek “best execution” on behalf of each Fund, of portfolio securities of each Fund;

(iii)	vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that the Sub-Advisor deems, in good faith, to be in the best interest of each Fund and in accordance with the Sub-Advisor’s proxy voting policy. The Sub-Advisor agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement;

(iv)	provide the Advisor and each Fund with such records concerning the Sub-Advisor’s activities under this Agreement as the Advisor and the Trust may request from time to time or as otherwise required by applicable law; and

(v)	render regular reports to the Advisor and the Trustees concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

(b)        Expenses and Personnel. The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c)        Books and Records. All books and records prepared and maintained by the Sub-Advisor for the Advisor and/or each Fund under this Agreement shall be the property of the Advisor and/or each Fund and, upon reasonable request therefore, the Sub-Advisor shall surrender to the appropriate party such of the books and records so reasonably requested.

2.         Compensation of the Sub-Advisor. The Advisor will pay to the Sub-Advisor, and the Sub-Advisor will accept as full compensation an investment advisory fee (the “Fee”) based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto. The Fee shall be calculated as of the last business day of each month based upon the AUM, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a 30-day period at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. Neither Fund will pay a direct fee to the Sub-Advisor.

3.         Status of Investment Sub-Advisor. The services of the Sub-Advisor to the Advisor and each Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to each Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor or each Fund in any way or otherwise be deemed an agent of the Advisor or each Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or each Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.         Permissible Interests. Trustees, agents, and stockholders of each Fund and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or each Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or each Fund as a stockholder or otherwise.

5.         Limits of Liability; Indemnification. The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor or each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended, except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents (“Advisor Parties”) against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor’s obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents (“Sub-Advisor Parties”) against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Advisor Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations and duties under this Agreement.

6.          Term. This Agreement shall remain in effect for an initial term of one year from the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days’ prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of each Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days’ prior written notice to the Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and each Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Management Agreement.

7.         Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the U.S. Securities and Exchange Commission (the “SEC”) in connection with any investigation or inquiry relating to this Agreement or the Trust. If any party to this Agreement becomes legally compelled to disclose any confidential information of the other party or is served with any regulatory request, subpoena, discovery device, court order or other legal process seeking confidential information of the other party, the party being so compelled, prior to such disclosure and to the extent permitted by law, shall first provide the other party with prompt written notice of such disclosure obligation and cooperate, if requested, with the other party in its attempts to prevent such disclosure.

Subject to the foregoing, the Sub-Advisor shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Advisor and the Sub-Advisor, and the Advisor shall treat as confidential and use only in connection with each Fund all information furnished to the Trust or the Advisor by the Sub-Advisor, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law or at the request of regulators or self-regulatory organizations, if generally available to the public through means other than by disclosure by the Sub-Advisor or the Advisor, or if available from a source other than the Advisor, Sub-Advisor, or the Trust. Notwithstanding any of the foregoing, the Sub-Advisor may disclose confidential information if specifically authorized by the Advisor or the Trust and the Advisor or the Trust may disclose confidential information if specifically authorized by the Sub-Advisor. Each party’s obligation to hold the Confidential Information obtained from the other party in strict confidence as forth herein shall survive the performance in full or the termination of this Agreement for so long as such information remains confidential.

8.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of New York, without regard to the principles of the conflict of laws or the choice of laws, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC thereunder.

10.       Representations and Warranties.

(a)       Representations and Warranties of the Sub-Advisor. The Sub-Advisor hereby represents and warrants to the Advisor and each Fund as follows: (i) the Sub-Advisor is a limited liability company duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)       Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited partnership duly organized and in good standing under the laws of its state of organization and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

11.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

12.       Notice. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Advisor:
Cantor Fitzgerald Investment Advisors, L.P.
110 East 59th Street,
NY, NY 10022

If to the Sub-Advisor:
Smith Group Asset Management, LLC
100 Crescent Court
Suite 1150
Dallas, TX 75201

13.       Notice of Certain Changes in Sub-Advisor. The Sub-Advisor is hereby obligated to notify each Fund and Advisor if there is a material change in the Sub-Advisor’s equity ownership, whether, as the case may be, of members, shareholders, general or limited partners, or senior executive personnel, within a reasonable time before such change takes place.

14.       Miscellaneous.

(a)       The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the Act.

(b)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)       Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Advisor or constituting the Advisor as an agent of the Sub-Advisor.

(d)       The Advisor and the Sub-Advisor each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(e)       The Advisor and the Sub-Advisor acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of each Fund upon request when a party is required by a law, court order, or by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(f)       This Agreement may be executed in counterparts, all of which together shall constitute one Agreement, binding on all the parties.

(g)       The undersigned each have the power, on behalf of their respective entities, to enter into, execute, and deliver this Agreement and to perform fully the party’s obligations under this Agreement. This Agreement is valid and binding on and enforceable against each party in accordance with the terms and conditions herein.

(h)       Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, to the extent permitted by law, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or be construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement, by law, in equity, or otherwise afforded will be cumulative and not in the alternative.

[SIGNATURES ON NEXT PAGE]

[Signature Page to Investment Sub-Advisory Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:
Michael Millard, Managing Director

SMITH GROUP ASSET MANAGEMENT, LLC

By:
John Brim, President & Chief Investment Officer

Exhibit A

Fund	Sub-Advisory Fee
Cantor Fitzgerald Equity Opportunity Fund	0.35%
Cantor Fitzgerald High Income Fund	0.25%
Cantor Fitzgerald International Equity Fund	0.25%
Cantor Fitzgerald Large Cap Focused Fund	0.20%

SCAN TO VIEW MATERIALS & VOTE

CANTOR SELECT PORTFOLIOS TRUST	To vote by Internet
110 EAST 59TH STREET NEW YORK, NY 10022	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77566-S20001                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposals:		For	Against	Abstain

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and	☐	☐	☐

2.	To approve a new Sub-Advisory Agreement for the Fund between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be
Held on November 24, 2025:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com

V77567-S20001

Cantor Fitzgerald Equity Opportunity Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cantor Fitzgerald Equity Opportunity Fund (the “Fund”) hereby appoints Ari Buchen the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 31, 2025 at a Special Meeting of Shareholders to be held on November 24, 2025 at 11:00 A.M. at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Cantor Fitzgerald Equity Dividend Plus Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

August 25, 2025

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”). At the Special Meeting, shareholders of the Fund will be asked to approve a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”).

On May 19, 2025, the Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP and the Adviser will remain in place.

The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date.

At meetings of the Board of Trustees of the Trust held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to Smith Group as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser and Smith Group under the New Management Agreement will be the same as that payable to the Adviser and Smith Group under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

1

After careful review, the Board has unanimously approved the New Management Agreement, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Management Agreement.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to www.proxyvote.com. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call 800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 855-206-1065.

●	In Person. Any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares in person at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 855-206-1065.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ William Ferri
William Ferri
Trustee and Chairman
Cantor Select Portfolios Trust

2

Cantor Fitzgerald Equity Dividend Plus Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

NOTICE OF SPECIAL MEETING

August 25, 2025

Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”), a series of Cantor Select Portfolios Trust (the “Trust”) will hold a Special Meeting of Shareholders of the Fund on November 24, 2025 at 11:00 a.m. Eastern time (the “Special Meeting”). The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022 for the following purposes:

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 31, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

By Order of the Board of Trustees,

/s/ William Ferri
William Ferri
Trustee and Chairman

New York, New York
August 25, 2025

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

1

Cantor Fitzgerald Equity Dividend Plus Fund
110 E. 59th Street

New York, NY 10022
Tel 833-764-2266

PROXY STATEMENT

Special Meeting of Shareholders to be held on November 24, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, the Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on November 24, 2025 at 11:00 a.m. Eastern time, for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of the proposal. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting in person may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is August 25, 2025 . Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on November 24, 2025: This Proxy Statement is available at www.proxyvote.com.

2

GENERAL OVERVIEW

This Proxy Statement presents a Proposal for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of the Proposal.

Background Information

On May 19, 2025, the Adviser’s parent company, Cantor Fitzgerald, L.P. (“CFLP”), announced that Howard W. Lutnick, CFLP’s former Chairman and Chief Executive Officer, agreed to transfer his ownership interest in CFLP to (i) trusts for the benefit of Mr. Lutnick’s adult children, for which Brandon Lutnick, the current Chairman and Chief Executive Officer of CFLP is the controlling trustee and (ii) certain other investors (no more than 10% of CFLP) (the “Transaction”) (the closing time of such Transaction, the “Effective Date”). The current executive leadership team of CFLP and the Adviser will remain in place.

The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date.

Summary of Proposal

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve a new management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

3

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE TRUST, ON BEHALF
OF THE FUND, AND CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

Introduction

The Board is recommending the approval of the New Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board of the Trust approved the New Management Agreement, and recommended that shareholders approve the New Management Agreement. At the same meeting, the Board of Trustees approved an interim management agreement with the Adviser (the “Interim Management Agreement”), which will become effective on the Effective Date if the New Management Agreement has not yet been approved by shareholders. Under the Interim Management Agreement, the Adviser can provide advisory services to the Fund for up to 150 days between the termination of the Prior Management Agreement and shareholder approval of the New Management Agreement. Compensation earned by the Adviser under the Interim Management Agreement will be held in an interest-bearing escrow account. If the Fund’s shareholders approve the New Management Agreement before the expiration of the Interim Management Agreement, the compensation (plus interest) payable under the Interim Management Agreement will be paid to the Adviser, but if the New Management Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to the Adviser. See “The Interim Management Agreement” below.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

Information about the Adviser

The Adviser located at 110 E. 59th Street, New York, NY 10022 serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 12,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, is a preeminent investment bank serving more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate and infrastructure.

Under the general supervision of the Fund’s Board, the Advisor manages the investment portfolio and business affairs of the Funds. In addition, the Adviser supervises and provides oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio.

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The Prior Management Agreement, dated April 17, 2023, was approved by the Fund’s initial shareholder on July 28, 2023.

The names, titles, and principal occupations of the officers, directors, and general partners of the Adviser are set forth below. The business address for each person listed below is 110 E. 59th Street, New York, NY 10022.

Name	Title	Principal Occupation
Ken Paulson	Chief Financial Officer	Finance
William Ferri	Global Head of Asset Management	Executive
Michael Millard	Executive Vice President	Sr. Consultant
Herbert Morgan	Senior Managing Director	Portfolio Manager of Cantor Managed ETF Portfolios
John Bruce	Senior Managing Director	Portfolio Manager of Cantor Equity Dividend Portfolio
Walter Karle	Chief Compliance Officer	Compliance

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund. When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. The New Management Agreement is expected to take effect on later of shareholder approval of the New Management Agreement and the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the New Management Agreement. The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial one-year period and, like the Prior Management Agreement, will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement, like the Prior Management Agreement, may be terminated at any time on at least 60 days’ prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a

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majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement, like the Prior Management Agreement, at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement, like the Prior Management Agreement, provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion of the Fund’s daily net assets. The following table describes the advisory fees accrued and the fees waived or recouped by the Adviser pursuant to an expense limitation agreement during the fiscal years ended September 30, 2024, and 2023.

Fiscal Year	Advisory Fees Paid	Fee Waiver/Expense Reimbursement
2024	$381,329	($114,214)
2023	$133,708	($50,631)

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement. The Trust will not execute the New Management Agreement if: (1) there is a change of control of the Adviser other than the one described in this Proxy Statement; (2) there is another event that would cause the New Management Agreement to terminate pursuant to the 1940 Act if it had already been executed; or (3) the Effective Date of the Transaction has not occurred within of one year of the date of the shareholder action described in this Proxy Statement.

Evaluation by the Fund’s Board

At meetings of the Board held on February 12, 2025 and June 27, 2025, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser provided, materials relating to the Transaction and the Adviser in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no

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“unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Nature, Extent and Quality of Services. The Trustees considered the responsibilities of the Adviser under the New Management Agreement. The Trustees reviewed the services provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since inception and its coordination of services among the service providers. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance program; and the Adviser’s financial condition. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser’s business, compliance program, and ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate.

Performance. The Trustees compared the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar category and peer group average). The Trustees noted that the Fund outperformed the peer group average, category average, and the primary benchmark for the one-year, five-year and ten-year periods. The Trustees concluded that based on the Fund’s investment strategy and the Adviser’s presentation, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses. The Trustees next considered information regarding the Fund’s proposed management fee. They compared the Fund’s proposed management fee to the Fund’s peer group and category, as presented by the Adviser. The Trustees noted that the management fee for the Fund is lower than the peer group average and lower than the Morningstar category average. Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser were not unreasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability. The Trustees considered the Adviser’s profitability in connection with its management of the Fund. The Trustees also took into account the services the Adviser provides under the New Management Agreement, including the Adviser’s costs in managing the Fund. The Trustees considered the estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition. The Trustees discussed the profitability level of the Adviser, noting, among other factors and circumstances, that the level of profitability was not excessive.

Economies of Scale. The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees further noted that the Fund is not expected to benefit from any meaningful economies of scale until Fund assets from the Fund reach $500 million. The Board observed that economies of scale will be considered in the future as the Fund’s asset level grows.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

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Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. At least 75% of the Board are not “interested persons”, and the Board will use reasonable best efforts not to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser or any other fees payable to the Adviser or interested person of the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at meetings of the Board held on February 12, 2025 and June 27, 2025.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser. If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion of the Fund’s daily net assets.

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Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*      *      *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting in person or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

*      *      *

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VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. Shareholders of all classes of the Fund will vote together on each Proposal. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the date of the original meeting. In determining whether to adjourn the Special Meeting with respect to the Proposal, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting in person or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposal to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposal, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

“Broker non-votes” and abstentions will not be counted for purposes of determining the presence of a quorum or for any other purpose. Under the rules applicable to broker-dealers, if a broker holds a shareholder’s shares in the broker’s name, the broker will not be entitled to vote those shares if the broker has not received instructions from the shareholder.  A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.  The proposal described in this Proxy Statement is considered “non-routine” for purposes of determining broker-non-votes. Therefore, if a beneficial owner does not give instructions to their broker, that person’s shares will not be considered present at the meeting for quorum or any other purpose.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 833-701-4393. The Fund does not hold annual meetings of shareholders.

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Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge Financial Solutions, Inc. for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $7,133.

*      *      *

ADDITIONAL INFORMATION

Voting Securities

The Fund is an open-end management investment company. As of July 31, 2025, the Record Date, there were 2,637,165.761 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date. Shareholders have no appraisal or dissenters’ rights.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund, and there were no shareholders of Class R6 shares.

Institutional Class Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
UBS FINANCIAL SERVICES INC. FBO/UBS WM USA OMNI ACCOUNT M/F* 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	611,327.9610	23.19%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS* 211 MAIN ST SAN FRANCISCO, CA 94105	391,843.0160	14.86%
FIRST NATIONAL BANK CUST FBO/ERIN FRY ROTH IRA ACCOUNT* 531 N 82ND ST SEATTLE, WA 98103	168,379.0650	6.39%

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Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
PERSHING LLC* P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	379.7060	42.30%
STEVEN R ALLEN AND/CHARLENE ANN PIETRANTON TRST STEVEN R ALLEN & CHARLENE PIETRANTON LIV TRST U/A DTD 1/31/00* 614 TRAVELLER ST MINERAL, VA 23117-4893	274.8810	30.63%
FIRST NATIONAL BANK CUST FBO/HENRY HEITMAN ROTH IRA 13606 LYNNWOOD LN SUGAR LAND, TX 77498-2331	166.6980	18.57%
CETERA INVESTMENT SVCS (FBO)/TIMOTHY D GOINS 5RH-15837-18 10607 DAVIS FARMS SAN ANTONIO TX 78254	71.7510	7.99%

*	Owner of record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Cantor Fitzgerald Investment Advisors, L.P., located at 110 E. 59th Street, New York, NY 10022. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is a Delaware limited liability company that was formed in 2010 and commenced operations in 2011. The Adviser is a wholly owned indirect subsidiary of Cantor.

The Fund’s principal underwriter is Ultimus Fund Distributors, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Fund Service Providers

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund pursuant to a fund services agreement with the Fund.

Payments to Affiliated Brokers

During the fiscal year ended September 30, 2024, the Fund paid $0 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 833-764-2266.

*      *      *

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OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

*      *      *

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

August 25, 2025

By Order of the Board of Trustees

/s/ William Ferri
William Ferri
Trustee and Chairman

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FORM OF

MANAGEMENT AGREEMENT

Dear CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.:

Cantor Select Portfolios Trust (the “Trust”) on behalf of each of its series listed on Exhibit A hereto (each a “Fund” and, together, the “Funds”), each a series of the Cantor Select Portfolios Trust, a Delaware statutory trust (the “Trust”), herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”).

You have been selected to act as the sole investment manager of each Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with each Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to each Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of each Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of each Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited partnership and will make available, without expense to each Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your limited partnership or its affiliates will be paid by each Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with each Fund’s shares to the extent such expenses are not permitted to be paid by each Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

Each Fund will be responsible for the payment of all operating expenses of each Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to each Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by each Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by each Fund in connection with the organization and initial registration of shares of each

Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of each Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of each Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of each Fund’s shares that each Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which each Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you that each Fund is obligated to pay and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of each Fund and paid at the annual rates set forth on Exhibit A hereto.

The average value of the daily net assets of each Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of each Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of each Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of each Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of each Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of each Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing each Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to each Fund and to accounts over which you exercise investment discretion. Each Fund and you understand and acknowledge that, although the information may be useful to each Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of each Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) each Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from each Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of each Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting each Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of each Fund, you will act solely as investment counsel for such client and not in any way on behalf of each Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of each Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to each Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

a.          The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Adviser shall not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of each Fund Registration Statement except for information supplied by the Adviser for inclusion therein.  In no event shall the Adviser be liable for any special, consequential or punitive damages.

b.          To the fullest extent permitted by law, each Fund shall, subject to Section 9(d) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Adviser as an indemnitee (as defined herein) (each such person, including the Adviser, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to each Fund, or the past or present performance of services to each Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith or gross negligence.  These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter.  The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

c.          Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by each Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to each Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(b) of this

Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) each Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the Trustees of each Fund who are not “interested persons” (as that term is defined in the Act) of each Fund (“Independent Trustees”) (excluding any Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

d.          As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence, indemnification shall be provided in accordance with Section 9(b) of this Agreement if (i) approved as in the best interests of each Fund by a majority of the Independent Trustees (excluding any Board Trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of each Fund and that the indemnitee is not liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to each Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

e.          Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to each Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9 it shall be a defense that, and in any suit in the name of each Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 each Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on each Fund (or on any shareholder acting derivatively or otherwise on behalf of each Fund or its shareholders).

f.          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of each Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g.          The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 9 shall affect the power of each Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.  This Section 9 shall survive the termination of the Agreement.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date each Fund’s shareholders approve this Agreement, respectively for that Fund, and shall continue in effect with respect to each Fund for a period of one year. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days’ written notice, be terminated with respect to each Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of each Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the

Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of each Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Cantor Select Portfolios Trust” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of each Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of each Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of each Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust, and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records that you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of New York.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 110 E. 59th Street, New York, NY 10022.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of each Fund, as a result of disclosing each Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about each Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

CANTOR SELECT PORTFOLIOS TRUST

By:	/s/ William Ferri
Name: William Ferri
Date: [__], 2025

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

CANTOR FITZGERALD INVESTMENT ADVISORS, L.P.

By:	/s/ Michael Millard
Name: Michael Millard
Title: Managing Director
Date: [__], 2025

Exhibit A

Fund	Advisory Fee
Cantor Fitzgerald Equity Dividend Plus Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion
Cantor Fitzgerald Equity Opportunity Fund	0.80%
Cantor Fitzgerald High Income Fund	0.65%
Cantor Fitzgerald International Equity Fund	0.79%
Cantor Fitzgerald Large Cap Focused Fund	0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion

SCAN TO VIEW MATERIALS & VOTE

CANTOR SELECT PORTFOLIOS TRUST	To vote by Internet
110 EAST 59TH STREET NEW YORK, NY 10022	1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77560-S19999                    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following proposal:		For	Against	Abstain

1.	To approve a new Management Agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P.; and	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 24, 2025:

The Notice of Meeting and Proxy Statement is available at www.proxyvote.com

V77561-S19999

Cantor Fitzgerald Equity Dividend Plus Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Cantor Fitzgerald Equity Dividend Plus Fund (the “Fund”) hereby appoints Ari Buchen the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 31, 2025 at a Special Meeting of Shareholders to be held on November 24, 2025 at 11:00 A.M. at the Fund’s principal office, which is located at 110 E. 59th Street, New York, NY 10022, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE